PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
DATED SEPTEMBER 26, 2023

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

SCHEDULE 14A

___________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

(Amendment No.     )

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Filed by a Party other than the Registrant	☒

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

Puerto Rico Residents TAX-FREE FUND VI, Inc.

(Name of Registrant as Specified in its Charter)

Ocean Capital LLC
W. Heath Hawk
IAN MCCARTHY

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
DATED SEPTEMBER 26, 2023

2023 ANNUAL MEETING OF STOCKHOLDERS OF
Puerto Rico Residents TAX-FREE FUND VI, Inc.

PROXY STATEMENT
OF
OCEAN CAPITAL LLC

Please vote the BLUE Proxy Card (i) “FOR” the election of our highly-qualified nominee, (ii) “FOR” our proposal to repeal any provision of, or amendment to, the Bylaws adopted by the Board without stockholder approval subsequent to September 23, 2021, (iii) “FOR” our proposal to amend the Fund’s Bylaws to lower the quorum threshold for stockholder meetings from one-half to one-third of the outstanding shares entitled to vote and to add a supermajority voting standard for all future amendments of that section, (iv) “FOR” our proposal to amend the Fund’s Bylaws to clarify that the power to adjourn stockholder meetings belongs exclusively to stockholders and to add a supermajority voting standard for all future amendments of that section and (v) “FOR” our proposal to terminate the Advisory Agreements and all other advisory and management agreements between the Fund and UBS Asset Managers of Puerto Rico and between the Fund and Popular Asset Management LLC within sixty (60) days.

Please sign, date and mail the enclosed BLUE Proxy Card today!

Ocean Capital LLC, a Puerto Rico limited liability company (“Ocean Capital,” “we,” “us,” or “ours”), and its managing member William Heath Hawk (together with Ocean Capital and Ian McCarthy, the “Participants”) are significant stockholders and beneficially own in the aggregate approximately [•]% of the outstanding shares of common stock, par value $0.01 (the “Common Stock”), of Puerto Rico Residents Tax-Free Fund VI, Inc. (the “Fund”), a Puerto Rico corporation. We are writing to you in connection with (i) our proposal to elect our nominee, Ian McCarthy, to the board of directors of the Fund (the “Board”), (ii) our proposal to repeal any provision of, or amendment to, the Fund’s By-Laws (the “Bylaws”) that has been or will be adopted by the Board without stockholder approval subsequent to September 23, 2021, (iii) our proposal to amend the Bylaws to lower the quorum threshold for stockholder meetings from one-half to one-third of the outstanding shares entitled to vote and to add a supermajority voting standard for all future amendments of that section, (iv) our proposal to amend the Bylaws to clarify that the power to adjourn stockholder meetings belongs exclusively to stockholders and to add a supermajority voting standard for all future amendments of that section and (v) our proposal to terminate that certain Amended and Restated Investment Advisory Agreement (the “UBS Investment Advisory Agreement”), and all other advisory and management agreements between the Fund and UBS Asset Managers of Puerto Rico (“UBS”) and that certain Investment Advisory Agreement (the “PAM Investment Advisory Agreement” and, together with the UBS Investment Advisory Agreement, the “Advisory Agreements”) and all other advisory and management agreements, between the Fund and Popular Asset Management LLC (“PAM”) pursuant to Section 10 of the UBS Investment Advisory Agreement and Section 10 of the PAM Investment Advisory Agreement and the right of stockholders to terminate the Advisory Agreements, as embodied in Section 15(a)(3) of the Investment Company Act of 1940 (the “1940 Act”) and as required to be included in such Advisory Agreements, within sixty (60) days, each at the 2023 annual meeting of stockholders scheduled to be held virtually at 11:30 a.m., Atlantic Standard Time (11:30 a.m. Eastern Daylight Time) on October 16, 2023, including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “2023 Annual Meeting”). This Proxy Statement and the enclosed BLUE Proxy Card are first being furnished to stockholders on or about [•], 2023.

THIS PROXY STATEMENT (including the appendix and exhibits ATTACHED hereto, the “Proxy Statement”) RELATES ONLY TO THE FUND’S 2023 ANNUAL MEETING AND NOT TO THE FUND’S 2022 ANNUAL MEETING OF STOCKHOLDERS (THE “2022 ANNUAL MEETING”). EXCEPT AS DESCRIBED IN THIS PROXY STATEMENT, ANY ACTION REQUESTED TO BE TAKEN BY STOCKHOLDERS PURSUANT TO THIS PROXY STATEMENT WILL ONLY AFFECT MATTERS DECIDED BY STOCKHOLDERS AT THE 2023 ANNUAL MEETING.

We are furnishing this Proxy Statement and the enclosed BLUE Proxy Card to seek your support at the 2023 Annual Meeting with respect to the following (each, a “Proposal” and, collectively, the “Proposals”):

1.      To elect Ocean Capital’s director nominee, Ian McCarthy (the “Nominee”), to serve as a Class III director on the Board, until his term expires at the Fund’s 2026 annual meeting of stockholders or until his respective successor is duly elected and qualified (“Proposal 1”);

2.      To repeal any provision of, or amendment to, the Bylaws adopted by the Board without the approval of the Fund’s stockholders subsequent to September 23, 2021 (“Proposal 2”);

3.      To amend the Bylaws to lower the quorum threshold for stockholder meetings from one-half to one-third of the outstanding shares entitled to vote and to add a supermajority voting standard for all future amendments of that section (“Proposal 3”);

4.      To amend the Bylaws to clarify that the power to adjourn stockholder meetings belongs exclusively to the stockholders and to add a supermajority voting standard for all future amendments of that section (“Proposal 4”); and

5.      To terminate the Advisory Agreements and all other advisory and management agreements between the Fund and UBS and between the Fund and PAM within sixty (60) days (“Proposal 5”).

If you have already sent a proxy card furnished by the Fund’s management to the Fund, you have every right to change your vote by signing, dating and returning the enclosed BLUE Proxy Card or by following the instructions for telephone or Internet voting detailed thereon. Only your latest dated proxy card counts!

Please refer to the Section below, Information Concerning the 2023 Annual Meeting (which is incorporated herein by reference), and the Fund’s proxy materials for additional information concerning the 2023 Annual Meeting, including how to register for the meeting, voting and proxy procedures, votes required for approval of the Proposals and the solicitation of proxies. Any stockholder wishing to participate in the 2023 Annual Meeting by means of remote communication can do so, provided such stockholder registers for the 2023 Annual Meeting in advance. If you were a record holder of shares of Common Stock as of the close of business on August 28, 2023, the record date for the 2023 Annual Meeting (the “Record Date”), you must register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (5:00 p.m. Eastern Daylight Time) on October 12, 2023 to attend and vote at the 2023 Annual Meeting. Broadridge Financial Solutions, Inc. (“Broadridge”) will then e-mail you the login information and instructions for attending and voting at the 2023 Annual Meeting. If you were a beneficial owner of shares of Common Stock as of the close of business on the Record Date, i.e., your shares were held for you by a broker, bank or other institution as of the close of business on the Record Date, please consult with your broker, bank or other institution on how to attend and vote at the 2023 Annual Meeting.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Morrow Sodali LLC (“Morrow Sodali”), toll free at (800) 662-5200 or collect at (203) 658-9400.

This Proxy Statement and all other solicitation materials in connection with this proxy solicitation will be available on the Internet, free of charge, at the SEC’s website https://www.edgar.sec.gov. The Edgar file number for the Fund is 811-23694.

IMPORTANT

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

•        If your shares are registered in your own name, you may vote such shares by signing, dating and mailing the enclosed BLUE Proxy Card to Ocean Capital LLC, c/o Morrow Sodali LLC, in the enclosed postage-paid return envelope today or by following the instructions for telephone or Internet voting detailed on the enclosed BLUE Proxy Card.

•        If your shares were held for you by a brokerage firm, bank, bank nominee or other institution on the Record Date, only they can vote such shares and only upon receipt of your specific instructions. Such brokerage firm, bank, bank nominee or other institution will not have discretionary voting power and, without your specific instructions on how to vote, the underlying shares will not be counted as shares present and entitled to vote at the meeting. Accordingly, please instruct your broker or bank to vote the BLUE Proxy Card on your behalf by following the instructions provided by your broker or bank.

REASONS FOR OUR SOLICITATION

With respect to the 2023 Annual Meeting, Ocean Capital, as one of the Fund’s largest stockholders, has notified the Fund of its intent (i) to nominate a highly-qualified Nominee who would not be an “interested person” (based on Section 2(a)(19) of the 1940 Act) and is independent (based on Section 301 of the Sarbanes-Oxley Act of 2002); and (ii) to put forth (a) a proposal to repeal any provision of, or amendment to, the Bylaws adopted by the Board without the approval of the Fund’s stockholders subsequent to September 23, 2021; (b) a proposal to amend the Bylaws to lower the quorum threshold for stockholder meetings from one-half to one-third of all outstanding shares entitled to vote and to add a supermajority voting standard for all future amendments of that section; (c) a proposal to amend the Bylaws to clarify that the power to adjourn stockholder meetings belongs exclusively to the stockholders and to add a supermajority voting standard for all future amendments of that section; and (d) a proposal to terminate the Advisory Agreements, and all other advisory and management agreements between the Fund and UBS and the Fund and PAM, each as further described elsewhere in this Proxy Statement.

As committed investors, we are looking for the Fund to significantly improve both performance and governance in order to generate maximum returns for all stockholders. We believe stockholders cannot expect the Fund to perform significantly better without fundamental change, beginning in the boardroom by adding fresh perspectives. If elected, Mr. McCarthy will be committed to putting stockholders’ interests first and evaluating all avenues to maximize value, including, but not limited to, consideration of the reestablishment of a share repurchase program, the liquidation of the Fund to realize its net asset values and other value-unlocking initiatives.

In furtherance of its objectives, Ocean Capital submitted director nominations and a business proposal for the Fund’s 2021 annual meeting of stockholders (the “2021 Annual Meeting”). The 2021 Annual Meeting was initially scheduled to be held on October 26, 2021 and was adjourned nine times for failure to reach a quorum. The 2021 Annual Meeting was reconvened for the last time on December 15, 2022. According to the Fund’s Annual Shareholder Report filed on Form N-CSR with the Securities and Exchange Commission (the “SEC”) on September 8, 2023 (the “Shareholder Report”), at the 2021 Annual Meeting, the Fund’s stockholders overwhelmingly favored Ocean Capital’s two nominees, Messrs. José R. Izquierdo II and Brent D. Rosenthal (the “2021 Nominees”), over the Fund’s nominees, Messrs. Carlos Nido and Luis M. Pellot.1 Since then, the Fund has refused to seat the 2021 Nominees and claimed that whether a quorum was present at the 2021 Annual Meeting and the validity of the vote at the 2021 Annual Meeting remain subject to legal challenge. On September 13, 2023, the Court (as defined below) entered a partial judgment confirming its dismissal with prejudice of the funds’ claims. Ocean Capital’s counterclaims against the Fund, PRRTFF I, and TFF I (each as defined below), and its motion for statutory injunction pursuant to Section 3655, to have its nominees who won election seated, remain pending. Despite the 2021 Nominees being duly elected by the Fund’s stockholders, the Fund’s candidates — Messrs. Nido and Pellot — have continued to serve on the Board for almost two years since the original scheduled date of the 2021 Annual Meeting and over nine months since the 2021 Annual Meeting was consummated.

Additionally, Ocean Capital submitted director nominations (such nominees, the “2022 Nominees”) and three business proposals for the 2022 Annual Meeting. The 2022 Annual Meeting was initially scheduled to be held on October 24, 2022 and has been adjourned five times for failure to reach a quorum. As of the date of this Proxy Statement, the 2022 Annual Meeting has been delayed for over a year and has yet to be consummated. Under the Bylaws, each director’s term lasts until his successor has been elected and qualified, or until his death, resignation or removal, or until December 31 of the year in which he shall have reached eighty-five years of age. As a result, the Fund’s two incumbent directors whose terms would expire at the 2022 Annual Meeting — Enrique Vila del Corral and Gabriel Pagán Pedrero — have continued to serve on the Board for almost a year since the original scheduled date of the 2022 Annual Meeting, which has severely delayed board refreshment. The adoption of Proposal 3 at the 2023 Annual Meeting will lower the quorum threshold for the Fund’s future stockholder meetings (i.e., any stockholder meetings that have yet to be held, consummated or completed as of the consummation of the 2023 Annual Meeting) and, in the event that the 2022 Annual Meeting has not been consummated prior to the vote at the 2023 Annual Meeting, will apply to the 2022 Annual Meeting, as the 2022 Annual Meeting constitutes “[a] meeting of stockholders,” as used in Proposal 3, if the 2022 Annual Meeting has not been consummated when Proposal 3 is adopted. This could affect how likely the 2022 Annual Meeting is to be consummated, and consequently, how likely a vote on Ocean Capital’s proposals and the 2022 Nominees is to occur.

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1        According to the Shareholder Report, Messrs. Izquierdo and Rosenthal received 7,241,701 and 7,207,522 votes, respectively, while the Fund’s two nominees to the Board only received 2,021,166 and 1,993,620 votes, respectively.

For more information about the Fund’s 2022 Annual Meeting, which was initially scheduled to be held on October 24, 2022 and has been adjourned five times, please refer to Ocean Capital’s proxy statement filed on October 3, 2022, as amended by amendments filed on October 26, 2022, December 19, 2022, March 14, 2023, June 6, 2023 and August 7, 2023, and as may be further amended from time to time.

No matter how many shares of Common Stock you own, we urge you to vote your shares on the enclosed BLUE Proxy Card to support the adoption of Ocean Capital’s Proposals for the 2023 Annual Meeting, which we believe will help unlock value for investors.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

According to the Fund’s proxy statement filed with the SEC on September 13, 2023 (the “Fund’s proxy statement”), the Board is currently composed of six (6) directors and two (2) of the Fund’s directors are up for election at the 2023 Annual Meeting. We are seeking your support at the 2023 Annual Meeting to elect our highly qualified Nominee in opposition to the Fund’s Class III director nominees, to serve a three-year term expiring at the Fund’s 2026 annual meeting of stockholders or until his respective successor has been duly elected and qualified. Our Nominee, if elected at the 2023 Annual Meeting, would constitute a minority of the Board. However, because the 2021 Nominees received a plurality of the vote at the 2021 Annual Meeting, if the election results of the 2021 Annual Meeting are formally implemented, the 2022 Nominees are elected at the 2022 Annual Meeting and Ocean Capital’s Nominee for the 2023 Annual Meeting is elected at the 2023 Annual Meeting, then the 2021 Nominees, the 2022 Nominees and the Nominee collectively would constitute a majority of the Board. We do not believe that the election and seating of our Nominee, the 2021 Nominees and the 2022 Nominees would constitute a change of control under the Fund’s existing contracts that are publicly available.

OUR NOMINEE

The following information sets forth the name, age, business address, positions held with the Fund, term of office and length of time served in such positions if applicable, principal occupation(s) for the past five (5) years, number of portfolios in fund complexes overseen and other directorships held by our Nominee. The nomination was made in a timely manner and in compliance with the applicable provisions of the Fund’s governing instruments. There is no family relationship between the Nominee and any of the 2021 Nominees, the 2022 Nominees or any current director of the Fund. The specific experience, qualifications, attributes and skills that led us to conclude that our Nominee should serve as a director of the Fund are set forth below.

Name, Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships
Ian McCarthy, 1959 Loiza Street, Suite 401, San Juan, Puerto Rico 00911 (32)	N/A	N/A

Head of Originations at Fairview Asset Management, LLC, an investment management services firm, where he has worked since June 2020;

Director, Originations & Fundraising, at Stabilis Capital Management, LP, an investment firm, where he worked from January 2018 to May 2020

				N/A	N/A

Ian McCarthy, age 32, is a Puerto Rico-based investment professional with experience in unconventional debt restructurings and loan workouts in the commercial real estate finance space. Mr. McCarthy currently serves as the Head of Originations at Fairview Asset Management, LLC, an investment management services firm based in Puerto Rico, a position he has held since June 2020. Prior to that, Mr. McCarthy served as Director, Originations & Fundraising at Stabilis Capital Management, LP, a New York-based investment firm, from January 2018 until May 2020. He previously worked at Ten-X, a real estate trading software platform, from June 2014 to December 2017 and as an analyst at Rockwood Real Estate Advisors, a California real estate advisory firm. The Nominee earned his B.A. in Economics from Kenyon College in 2013. Ocean Capital believes Mr. McCarthy’s extensive investment and finance experience makes him qualified to serve as a director of the Fund.

SHARE OWNERSHIP OF NOMINEE

The following table contains a summary of the total number of shares of Common Stock beneficially owned by the Nominee as of the date of this Proxy Statement.

The information in the following table has been furnished to us by the Nominee. The percentages used below are based upon the 19,258,907 shares of Common Stock outstanding, which represents the outstanding shares of Common Stock as of the Record Date, according to the Fund’s proxy statement:

Name and Address	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Ian McCarthy	0	N/A

Ocean Capital believes that Mr. McCarthy presently is not, and if elected as a director of the Fund, would not be, an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act and that Mr. McCarthy would be independent within the meaning of Section 301 of the Sarbanes-Oxley Act of 2002.

Regardless of whether Mr. McCarthy is elected to the Board at the 2023 Annual Meeting, Ocean Capital intends to consider all available options in the future with respect to the Fund and its affiliated funds,2 including, without limitation, nominating director candidates and/or submitting stockholder proposals at future meetings of stockholders.

For additional information concerning our Nominee, see “Appendix A — Information Concerning the Nominee and Participants” (which is incorporated herein by reference).

Other than as described elsewhere in this Proxy Statement, none of the Participants has any material interest in this Proposal 1, individually or in the aggregate, including any anticipated benefit to any of them.

WE URGE YOU TO VOTE FOR THE ELECTION OF OUR NOMINEE ON THE ENCLOSED BLUE PROXY CARD AND INTEND TO VOTE OUR SHARES FOR THIS PROPOSAL.

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2     The affiliated funds include, without limitation, Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc., Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc., Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc., Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc., Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc., Puerto Rico Residents Tax-Free Fund, Inc., Puerto Rico Residents Tax-Free Fund IV, Inc. and Tax Free Fund for Puerto Rico Residents, Inc.

PROPOSAL NO. 2

PROPOSAL TO REPEAL BYLAW PROVISIONS AND AMENDMENTS

We have submitted the following proposal for stockholder approval at the 2023 Annual Meeting:

Proposal

“RESOLVED, that any provision of, or amendment to, the By-Laws of Puerto Rico Residents Tax-Free Fund VI, Inc. adopted by the Board without the approval of the Fund’s stockholders subsequent to September 23, 2021 be and are hereby repealed.”

The reason for conducting this business at the 2023 Annual Meeting is to ensure that the will of the Fund’s stockholders with respect to this Proposal 2 and our Nominee at the 2023 Annual Meeting, as well as the proposal and the 2021 Nominees elected at the 2021 Annual Meeting, which was consummated on December 15, 2022, and the proposals and the 2022 Nominees for election at the 2022 Annual Meeting, is upheld and not thwarted by any unilateral bylaw provision or amendment adopted by the Board after we first sent our nomination notice to the Fund for the 2021 Annual Meeting on September 23, 2021. While we are not aware of any such provisions or amendments to the Bylaws, we urge stockholders to adopt this proposal to prevent any possible interference with the stockholder franchise and our right as stockholders of the Fund to present business at the 2023 Annual Meeting for stockholders to consider and vote upon. We believe the approval of this proposal is necessary to safeguard the integrity of the contested 2023 Annual Meeting so that stockholders will not be deprived of considering and voting on our Nominee and the Proposals.

Ocean Capital submitted director nominations and a business proposal identical to this Proposal 2 for the 2021 Annual Meeting and the 2022 Annual Meeting. The 2021 Annual Meeting was adjourned more than once and then reconvened for the last time on December 15, 2023, where a quorum was present and stockholders elected the 2021 Nominees by a plurality vote and Ocean Capital’s business proposal received a majority of the votes cast. However, the election of the 2021 Nominees and the stockholders’ approval of Ocean Capital’s business proposal at the 2021 Annual Meeting have yet to be implemented by the Fund. If this Proposal 2 is adopted at the 2023 Annual Meeting and the stockholder vote at the 2021 Annual Meeting has not been certified as of its adoption, the adoption of this Proposal 2 will also ensure that the will of the Fund’s stockholders with respect to Ocean Capital’s nominees and business proposal at the 2021 Annual Meeting is upheld and not further delayed or thwarted by any unilateral bylaw provision or amendment adopted by the Board since September 23, 2021. Ocean Capital also submitted director nominations and business proposals (one being the same as this Proposal 2) for the 2022 Annual Meeting, which has been adjourned more than once and is scheduled to reconvene on November 2, 2023.

Other than as described here and elsewhere in this Proxy Statement, none of the Participants has any material interest in this Proposal 2, individually or in the aggregate, including any anticipated benefit to any of them.

WE RECOMMEND A VOTE FOR THE PROPOSAL TO REPEAL ANY PROVISION OF, AND AMENDMENT TO, THE BYLAWS ADOPTED WITHOUT STOCKHOLDER APPROVAL SUBSEQUENT TO SEPTEMBER 23, 2021 ON THE ENCLOSED BLUE PROXY CARD AND INTEND TO VOTE OUR SHARES FOR THIS PROPOSAL.

PROPOSAL NO. 3

PROPOSAL TO AMEND THE BYLAWS TO LOWER THE QUORUM THRESHOLD FOR STOCKHOLDER MEETINGS AND TO ADD A SUPERMAJORITY VOTING STANDARD FOR ALL FUTURE AMENDMENTS OF THAT SECTION

We have submitted the following proposal for stockholder approval at the 2023 Annual Meeting:

Proposal

“RESOLVED, that Article II, Section 8 of the By-Laws of Puerto Rico Residents Tax-Free Fund VI, Inc. be and is hereby amended as follows:

At any meeting of stockholders more than one-third of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum. If less than said number of the outstanding shares are represented at a meeting, holders of a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Notwithstanding anything to the contrary in these By-Laws and unless otherwise expressly provided under applicable law or the Certificate of Incorporation, this Section 8 of Article II can only be amended by the affirmative vote of holders of 66 2/3% of the outstanding shares of the Corporation’s capital stock entitled to vote thereon.”

A copy of the amended Article II, Section 8 of the Bylaws marked against the current Article II, Section 8 of the Bylaws to show changes pursuant to this Proposal 3 is attached as Exhibit B to this Proxy Statement.

If this Proposal 3 and Proposal 4 are both approved at the 2023 Annual Meeting (or if their corresponding proposals at the 2022 Annual Meeting are both approved), their proposed changes to Article II, Section 8 of the Bylaws will be combined. A copy of the amended and restated Article II, Section 8 of the Bylaws marked to show the aggregate changes of this Proposal 3 and Proposal 4 against the current Article II, Section 8 of the Bylaws is attached as Exhibit D to this Proxy Statement.

The reason for conducting this business at the 2023 Annual Meeting is to ensure that the Fund’s meetings of stockholders (including annual elections of directors) are timely held and not subject to potentially indefinite delays due to a quorum standard that is unreasonably high. For example, the 2022 Annual Meeting, originally convened on October 24, 2021, and as of the date of this Proxy Statement has yet to reach a quorum, adjourning five times, causing a significant delay in Board refreshment. Further, the proposal to add a supermajority voting standard for any future amendment of Article II, Section 8 of the Bylaws is to ensure that any future amendment of this Section will not be effected unilaterally by the Board but instead will require adequate consideration and approval by the Fund’s stockholders. Ocean Capital believes that a higher voting standard than a simple majority is appropriate in this context given the fundamental nature of the quorum and adjournment-related provisions in Article II, Section 8 of the Bylaws, which directly affect how stockholders can exercise their voting rights. This supermajority voting standard will apply to all future amendments to Article II, Section 8 of the Bylaws following the consummation of the 2023 Annual Meeting.

Ocean Capital submitted director nominations and business proposals (one being similar to this Proposal 3) for the 2022 Annual Meeting. As of the date of this Proxy Statement, the 2022 Annual Meeting has not reached a quorum and has yet to be consummated. If this Proposal 3 is adopted at the 2023 Annual Meeting and the 2022 Annual Meeting has not been consummated as of its adoption, the amendments to the Bylaws as contemplated by this Proposal 3 will apply to the 2022 Annual Meeting, as the 2022 Annual Meeting constitutes “[a] meeting of stockholders,” as used in this Proposal 3 and the Bylaws. This could affect how likely the 2022 Annual Meeting is to be consummated, and consequently, how likely a vote on Ocean Capital’s proposals and the 2022 Nominees is to occur.

Other than as described here and elsewhere in this Proxy Statement, none of the Participants has any material interest in this Proposal 3, individually or in the aggregate, including any anticipated benefit to any of them.

WE RECOMMEND A VOTE FOR THE PROPOSAL TO AMEND THE BYLAWS TO LOWER THE
QUORUM THRESHOLD FROM ONE-HALF TO ONE-THIRD OF THE OUTSTANDING SHARES AND TO ADD A SUPERMAJORITY VOTING STANDARD FOR ALL FUTURE AMENDMENTS OF THAT SECTION ON THE ENCLOSED BLUE PROXY CARD AND INTEND TO VOTE OUR SHARES FOR THIS PROPOSAL.

PROPOSAL NO. 4

PROPOSAL TO AMEND THE BYLAWS TO CLARIFY THAT THE POWER TO ADJOURN STOCKHOLDER MEETINGS BELONGS EXCLUSIVELY TO THE STOCKHOLDERS AND TO ADD A SUPERMAJORITY VOTING STANDARD FOR ALL FUTURE AMENDMENTS OF THAT SECTION

We have submitted the following proposal for stockholder approval at the 2023 Annual Meeting:

Proposal

“RESOLVED, that Article II, Section 8 of the By-Laws of Puerto Rico Residents Tax-Free Fund VI, Inc. be and is hereby amended to add the following language:

Except as otherwise required in the Certificate of Incorporation or applicable law, the power to adjourn any meeting of stockholders belongs exclusively to stockholders and no meeting of stockholders, whether or not a quorum is present, may be adjourned other than as expressly provided in this Section 8 of Article II. Notwithstanding anything to the contrary in these By-Laws and unless otherwise expressly provided under applicable law or the Certificate of Incorporation, this Section 8 of Article II can only be amended by the affirmative vote of holders of 66 2/3% of the outstanding shares of the Corporation’s capital stock entitled to vote thereon.”

A copy of the amended Article II, Section 8 of the Bylaws, marked against the current Article II, Section 8 of the Bylaws to show changes pursuant to this Proposal 4, is attached as Exhibit C to this Proxy Statement.

If Proposal 3 and this Proposal 4 are both approved at the 2023 Annual Meeting (or if their corresponding proposals at the 2022 Annual Meeting are both approved), their proposed changes to Article II, Section 8 of the Bylaws will be combined. A copy of the amended and restated Article II, Section 8 of the Bylaws marked to show the aggregate changes of Proposal 3 and this Proposal 4 against the current Article II, Section 8 of the Bylaws is attached as Exhibit D to this Proxy Statement.

The reason for conducting this business at the 2023 Annual Meeting is to ensure that the Fund’s meetings of stockholders are adjourned only in limited circumstances (i.e., in the absence of a quorum and only by the Fund’s stockholders) such that the adjournment power will not be exercised in a manner that jeopardizes stockholder franchise or is otherwise adverse to stockholder democracy. Further, the proposal to add a supermajority voting standard for any future amendment of Article II, Section 8 of the Bylaws is to ensure that any future amendment of this Section will not be effected unilaterally by the Board but instead will require adequate consideration and approval by the Fund’s stockholders. Ocean Capital believes that a higher voting standard than a simple majority is appropriate in this context given the fundamental nature of the quorum and adjournment-related provisions in Article II, Section 8 of the Bylaws, which directly affect how stockholders can exercise their voting rights. This supermajority voting standard will apply to all future amendments to Article II, Section 8 of the Bylaws following the consummation of the 2023 Annual Meeting.

Ocean Capital submitted director nominations and business proposals (one being similar to this Proposal 4) for the 2022 Annual Meeting. As of the date of this Proxy Statement, the 2022 Annual Meeting has not reached a quorum and has yet to be consummated. If this Proposal 4 is adopted at the 2023 Annual Meeting and the 2022 Annual Meeting has not been consummated as of its adoption, the amendments to the Bylaws as contemplated by this Proposal 4 will apply to the 2022 Annual Meeting, as the 2022 Annual Meeting constitutes “[a] meeting of stockholders,” as used in this Proposal 4 and the Bylaws. This could affect how likely the 2022 Annual Meeting is to be adjourned in the future, and therefore, could affect how likely Ocean Capital’s director nominations and business proposals for the 2022 Annual Meeting are to be approved or adopted.

Other than as described here and elsewhere in this Proxy Statement, none of the Participants has any material interest in this Proposal 4, individually or in the aggregate, including any anticipated benefit to any of them.

WE RECOMMEND A VOTE FOR THE PROPOSAL TO AMEND THE BYLAWS TO CLARIFY THE POWER TO ADJOURN STOCKHOLDER MEETINGS AND TO ADD A SUPERMAJORITY VOTING STANDARD FOR ALL FUTURE AMENDMENTS OF THAT SECTION ON THE ENCLOSED BLUE PROXY CARD AND INTEND TO VOTE OUR SHARES FOR THIS PROPOSAL.

PROPOSAL NO. 5

PROPOSAL TO TERMINATE THE ADVISORY AGREEMENTS AND ALL OTHER ADVISORY AND MANAGEMENT AGREEMENTS BETWEEN THE FUND AND UBS AND BETWEEN THE FUND AND PAM

We have submitted the following proposal for stockholder approval at the 2023 Annual Meeting:

Proposal

“RESOLVED, that certain Amended and Restated Investment Advisory Agreement (the “UBS Investment Advisory Agreement”) between Puerto Rico Residents Tax-Free Fund VI, Inc. (the “Fund”) and UBS Asset Managers of Puerto Rico (“UBS”), a division of UBS Trust Company of Puerto Rico, and all other advisory and management agreements between the Fund and UBS and that certain Investment Advisory Agreement (the “PAM Investment Advisory Agreement” and together with the UBS Investment Advisory Agreement, the “Advisory Agreements”) between the Fund and Popular Asset Management LLC (“PAM”), and all other advisory and management agreements between the Fund and PAM shall be terminated by the Fund, pursuant to Section 10 of the UBS Investment Advisory Agreement and Section 10 of the PAM Investment Advisory Agreement and the right of stockholders to terminate the Advisory Agreements, as embodied in Section 15(a)(3) of the Investment Company Act of 1940 and as required to be included in such Advisory Agreements, such termination to be effective no more than sixty (60) days following the date hereof.”

This proposal, if approved at the 2023 Annual Meeting, would allow stockholders to terminate the Advisory Agreements and all other advisory and management agreements between the Fund and the Fund’s current co-investment advisers, UBS and PAM. Such termination would facilitate the selection and retention of one or more new investment advisers by the Fund. According to the Shareholder Report, during the fiscal year ended June 30, 2023, the Fund’s stock price fell by more than 4% while its net asset value remained stagnant, increasing by a mere 0.29%. Moreover, as of June 30, 2023, the Fund’s stock was trading at a 60.2% discount to its net asset value. Although a change in investment adviser may result in some amount of lost time, a period of uncertainty and incremental expenses related to finding one or more new investment advisers, we believe that, given the Fund’s inability to maximize stockholder value, it is in the best interest of the Fund’s stockholders to terminate the Advisory Agreements and all other advisory and management agreements between the Fund and UBS and between the Fund and PAM. Further, stockholder support of this proposal could encourage the Fund to take other actions, including reevaluating its operations, that may lead to a significant increase in the value of the Fund’s shares, directly benefiting its stockholders.

A copy of that certain Amended and Restated Investment Advisory Contract, between the Fund and UBS, filed as Exhibit g.1 to the Fund’s Registration Statement on Form N-2/A dated June 24, 2022, is attached as Exhibit E to this Proxy Statement. A copy of that certain Investment Advisory Contract, between the Fund and PAM, filed as Exhibit g.2 to the Fund’s Registration Statement on Form N-2/A, dated June 24, 2022, is attached as Exhibit F to this Proxy Statement.

Other than as described here and elsewhere in this Proxy Statement, none of the Participants has any material interest in this Proposal 5, individually or in the aggregate, including any anticipated benefit to any of them.

WE RECOMMEND A VOTE FOR THE PROPOSAL TO TERMINATE THE ADVISORY AGREEMENTS AND ALL OTHER ADVISORY AND MANAGEMENT AGREEMENTS BETWEEN THE FUND AND UBS AND THE FUND AND PAM WITHIN SIXTY (60) DAYS ON THE ENCLOSED BLUE PROXY CARD AND INTEND TO VOTE OUR SHARES FOR THIS PROPOSAL.

INFORMATION CONCERNING THE 2023 ANNUAL MEETING

VOTING AND PROXY PROCEDURES

The Fund has set the close of business on August 28, 2023 as the Record Date for determining stockholders entitled to notice of and to vote at the 2023 Annual Meeting. Stockholders of record at the close of business on the Record Date will be entitled to vote at the 2023 Annual Meeting. According to the Fund’s proxy statement, there were 19,258,907 shares of Common Stock outstanding and entitled to vote at the 2023 Annual Meeting as of the Record Date.

Stockholders, including those who expect to attend the 2023 Annual Meeting, are urged to authorize Ocean Capital to vote their shares on their behalf today by following the instructions for Internet voting detailed on the enclosed BLUE Proxy Card, by calling the toll-free number contained therein, or by signing, dating and mailing the enclosed BLUE Proxy Card in the enclosed return envelope to Ocean Capital LLC, c/o Morrow Sodali LLC, in the enclosed postage-paid envelope.

Authorized proxies will be voted at the 2023 Annual Meeting as marked and, in the absence of specific instructions, will be voted “FOR” the election of the Nominee, “FOR” Ocean Capital’s proposal to repeal bylaw provisions and amendments adopted subsequent to September 23, 2021 by the Board without stockholder approval, “FOR” Ocean Capital’s proposal to amend the Bylaws to lower the quorum threshold for stockholder meetings from one-half to one-third of the outstanding shares entitled to vote, “FOR” Ocean Capital’s proposal to amend the Bylaws to clarify that the power to adjourn stockholder meetings belongs exclusively to stockholders and “FOR” Ocean Capital’s proposal to terminate the Advisory Agreements and all other advisory and management agreements between the Fund and UBS and between the Fund and PAM within sixty (60) days, and, pursuant to Rule 14a-4(c) under the Securities Exchange Act of 1934 (the “Exchange Act”), in the discretion of the persons named herein as proxies on all other matters as may properly come before the 2023 Annual Meeting.

QUORUM

The presence at the 2023 Annual Meeting, virtually or represented by proxy, of the holders of more than one-half of the outstanding shares of the Fund entitled to vote, shall constitute a quorum.3 The shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will neither be counted as present nor be entitled to vote at the 2023 Annual Meeting for purposes of determining whether a quorum exists. The shares whose proxies reflect an abstention on any item will be counted as shares present and entitled to vote at the 2023 Annual Meeting for purposes of determining whether a quorum exists.

Any stockholder wishing to participate in the 2023 Annual Meeting by means of remote communication can do so, provided such stockholder registers for the 2023 Annual Meeting in advance. If you were a record holder of shares of Common Stock as of the close of business on the Record Date, you must register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (5:00 p.m. Eastern Daylight Time) on October 12, 2023 to attend and vote at the 2023 Annual Meeting. Broadridge will then e-mail you the login information and instructions for attending and voting at the 2023 Annual Meeting. If you were a beneficial owner of shares of Common Stock as of the close of business on the Record Date, i.e., your shares were held for you by a broker, bank or other institution as of the close of business on the Record Date, please consult with your broker, bank or other institution on how to attend and vote at the 2023 Annual Meeting.

VOTES REQUIRED FOR APPROVAL

Election of Directors — The Fund has adopted a plurality vote standard for director elections, meaning the nominees receiving the highest number of affirmative votes will be elected as directors of the Fund at the 2023 Annual Meeting provided that a quorum is present.

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3        If the 2022 Annual Meeting is consummated prior to the consummation of the 2023 Annual Meeting and Ocean Capital’s proposal at the 2022 Annual Meeting to lower the quorum threshold is adopted, then the holders of more than one-third of the outstanding shares of the Fund entitled to vote shall constitute a quorum at the 2023 Annual Meeting. Ocean Capital undertakes to supplement its proxy materials for the 2023 Annual Meeting as necessary.

Proposal to Repeal Bylaw Provisions and Amendments — Provided that a quorum has been established, Proposal 2 requires the affirmative vote of a majority of the Fund’s shares present virtually or represented by proxy at the 2023 Annual Meeting.

Proposal to Lower the Quorum Threshold — Provided that a quorum has been established, Proposal 3 requires the affirmative vote of a majority of the Fund’s shares present virtually or represented by proxy at the 2023 Annual Meeting.

Proposal to Clarify the Adjournment Power — Provided that a quorum has been established, Proposal 4 requires the affirmative vote of a majority of the Fund’s shares present virtually or represented by proxy at the 2023 Annual Meeting.

Proposal to Terminate the Advisory Agreements — Provided that a quorum has been established, Proposal 5 requires the affirmative vote of a majority of the outstanding voting securities of the Fund, meaning the affirmative vote of the lesser of (i) 67% or more of the Fund’s shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

None of the applicable Puerto Rico law, the Fund’s Certificate of Incorporation nor the Bylaws provide for appraisal or other similar rights for dissenting stockholders in connection with any of the Proposals set forth in this Proxy Statement. Accordingly, you will have no right to dissent and obtain payment for your shares in connection with such Proposals.

ABSTENTIONS; BROKER NON-VOTES

Abstentions will be treated as votes present at the 2023 Annual Meeting, but will not be treated as votes cast for Proposal 1. Abstentions, therefore, will have no effect on Proposal 1, but will have the effect of “against” votes on Proposals 2, 3, 4 and 5. Broker non-votes will not be treated as votes present at the 2023 Annual Meeting and will not be treated as votes cast for any of Proposals 1, 2, 3 or 4. However, broker non-votes will have the same effect as votes against Proposal 5.

Because of the contested nature of the 2023 Annual Meeting, brokers holding shares of the Fund in “street name” for their customers will not be permitted by New York Stock Exchange (“NYSE”) rules to vote on any of the Proposals on behalf of their customers and beneficial owners in the absence of voting instructions from their customers and beneficial owners.

Additional information regarding when a “broker non-vote” occurs with respect to non-routine matters will be found in the Fund’s proxy statement. We urge you to instruct your broker or other nominee to vote your shares for the BLUE Proxy Card so that your votes may be counted.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee to vote your shares for the BLUE Proxy Card so that your votes may be counted.

REVOCATION OF PROXIES

Stockholders of the Fund may, but need not, revoke their proxies at any time prior to exercise by (i) attending the 2023 Annual Meeting and voting his or her shares of Common Stock virtually, (ii) signing, dating and returning a later dated BLUE Proxy Card or the Fund’s proxy card, (iii) submitting a proxy with new voting instructions using the internet or telephone voting system as indicated on the BLUE Proxy Card or the Fund’s proxy card or (iv) by submitting a letter of revocation. The delivery of a later-dated proxy card which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Ocean Capital in care of Morrow Sodali at the address set forth on the back cover of the Proxy Statement or to the Fund’s Secretary at Banco Popular Center, 209 Muñoz Rivera Avenue, Suite 1031, San Juan, Puerto Rico 00918, or to any other address provided by the Fund. Although a revocation is effective if delivered to the Fund, Ocean Capital requests that either the original or photostatic copies of all revocations be mailed to Ocean Capital LLC, c/o Morrow Sodali LLC, 509 Madison Avenue, Suite 1206, New York, NY 10022, so that Ocean Capital will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares. If you hold your shares in street name, please check your voting instruction card or contact your bank, broker or nominee for instructions on how to change or revoke your vote. Additionally, Morrow Sodali may use this information to contact stockholders who have revoked their proxies in order to solicit later-dated proxies for the election of the Nominee and approval of the other Proposals described herein.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to the Proxy Statement is being made by Ocean Capital. Proxies may be solicited by mail, facsimile, telephone, electronic mail, Internet, in person or by advertisements. The Participants will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Ocean Capital has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. Ocean Capital will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that certain regular employees of Ocean Capital will also participate in the solicitation of proxies in support of the Nominee and Proposals 2, 3, 4 and 5. Such employees will receive no additional compensation if they assist in the solicitation of proxies.

Ocean Capital has entered into an agreement with Morrow Sodali for solicitation and advisory services in connection with this solicitation, for which Morrow Sodali will receive a fee of up to $[•], together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Morrow Sodali will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Ocean Capital has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. It is anticipated that Morrow Sodali will employ up to 15 persons to solicit the Fund’s stockholders for the 2023 Annual Meeting. The entire expense of soliciting proxies is being borne by Ocean Capital. Ocean Capital does not intend to seek reimbursement from the Fund of all expenses it incurs in connection with this solicitation. Costs of this solicitation of proxies are currently estimated to be approximately $[•]. We estimate that through the date hereof, Ocean Capital’s expenses in connection with this solicitation are approximately $[•].

STOCKHOLDER PROPOSALS

According to the Fund’s proxy statement, to be considered for presentation at any annual or special meeting of stockholders of the Fund, proposals by stockholders and persons nominated for election as directors by stockholders must be delivered to the Fund’s Secretary at its principal office no less than thirty (30) nor more than fifty (50) days prior to the date of the meeting; provided, however, that if the date of the meeting is first publicly announced or disclosed less than forty (40) days prior to the date of the meeting, such notice must be given not more than ten (10) days after such date is first so announced or disclosed. Public notice will be deemed to have been given more than forty (40) days in advance of the annual meeting, if the Fund will have previously disclosed, in the Bylaws or otherwise, that the annual meeting in each year is to be held on a determinable date unless and until the Board determines to hold the meeting on a different date. In order to be included in the Fund’s proxy statement and form of proxy, a stockholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not guarantee that such proposal will be included.

The incorporation of this information in the Proxy Statement should not be construed as an admission by us that such procedures are legal, valid or binding.

OTHER MATTERS AND ADDITIONAL INFORMATION

Ocean Capital is unaware of any other matters to be considered at the 2023 Annual Meeting. However, should other matters, which Ocean Capital is not aware of a reasonable time before this solicitation, be brought before the 2023 Annual Meeting, the persons named as proxies on the enclosed BLUE Proxy Card will vote on such matters in their discretion in accordance with Rule 14a-4(c) under the Exchange Act.

We are asking you to vote “FOR” the election of our Nominee, “FOR” our proposal to repeal any provision of, or amendment to, the Bylaws adopted by the Board without stockholder approval subsequent to September 23, 2021, “FOR” our proposal to amend the Bylaws to lower the quorum threshold for stockholder meetings from one-half to one-third of the outstanding shares entitled to vote and to add a supermajority voting standard for all future amendments, “FOR” our proposal to amend the Bylaws to clarify that the power to adjourn stockholder meetings belongs exclusively to the stockholders and to add a supermajority voting standard for all future amendments and “FOR” our proposal to terminate all the Advisory Agreements and all other advisory and management agreements between the Fund and UBS and between the Fund and PAM within sixty (60) days.

Ocean Capital has omitted from this Proxy Statement certain disclosure required by applicable law that will be included in the Fund’s definitive proxy statement. This disclosure includes, among other things, biographical information on the Fund’s directors and executive officers, the dollar range of shares owned by the directors of the Fund, information regarding persons who beneficially own more than 5% of the Fund’s Common Stock, information on committees of the Board and other important information. Stockholders should refer to the Fund’s definitive proxy statement in order to review this disclosure.

According to the Fund’s proxy statement, UBS and PAM serve as the Fund’s co-investment adviser. UBS is located at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918. PAM is located at 209 Muñoz Rivera Avenue, Popular Center North Building, 4th Floor, San Juan, Puerto Rico 00918.

According to the Fund’s proxy statement, ALPS Fund Services, Inc. serves as the Fund’s administrator. ALPS Fund Services, Inc. is located at 1290 Broadway, Suite 1000, Denver, CO 80203.

According to the Fund’s proxy statement, Popular Securities, LLC and UBS Financial Services Puerto Rico serve as the Fund’s principal underwriters. Popular Securities, LLC is located at 209 Muñoz Rivera Avenue, Suite 1200, San Juan, Puerto Rico 00918. UBS Financial Services Puerto Rico is located at 250 Muñoz Rivera Avenue, American International Plaza, Penthouse Floors, San Juan, Puerto Rico 00918.

Please refer to the Fund’s proxy statement for information about persons that beneficially owned 5% or more of the shares of Common Stock as of the Record Date.

The information concerning the Fund contained in this Proxy Statement and the appendix and exhibits attached hereto has been taken from, or is based upon, publicly available information.

OCEAN CAPITAL LLC

[•], 2023

THIS SOLICITATION IS BEING MADE BY OCEAN CAPITAL AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND. OCEAN CAPITAL IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE 2023 ANNUAL MEETING. SHOULD OTHER MATTERS WHICH OCEAN CAPITAL IS NOT AWARE OF WITHIN A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE 2023 ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED BLUE PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION. OCEAN CAPITAL URGES YOU TO VOTE IN FAVOR OF THE ELECTION OF OCEAN CAPITAL’S NOMINEES, EITHER BY TELEPHONE OR BY INTERNET AS DESCRIBED IN THE ENCLOSED BLUE PROXY CARD OR BY SIGNING, DATING AND RETURNING THE ENCLOSED BLUE PROXY CARD TODAY.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE 2023 ANNUAL MEETING

Who is entitled to vote?

Stockholders of record at the close of business on the Record Date, August 28, 2023, are entitled to be present and to vote at the 2023 Annual Meeting. Each share of Common Stock of record is entitled to one vote.

How do I vote my shares?

Shares held in record name.    If your shares are registered in your own name, please vote today by signing, dating and returning the enclosed BLUE Proxy Card in the postage-paid envelope provided. Execution and delivery of a proxy by a record holder of Common Stock will be presumed to be a proxy with respect to all shares held by such record holder unless the proxy specifies otherwise. You may also vote your shares by following the instructions for telephone or Internet voting detailed on the enclosed BLUE Proxy Card.

Shares beneficially owned or held in “street” name.    If you hold your shares in “street name” with a broker, bank, trust company or other nominee, only that nominee can exercise the right to vote with respect to the shares of Common Stock that you beneficially own through such nominee and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your broker, bank, dealer, trust company or other nominee to vote in favor of the election of the Nominee and each of Proposals 2, 3, 4 and 5. Please follow the instructions to vote provided on the enclosed voting instruction form provided by your broker, bank, trust company or other nominee and have your shares voted promptly.

Any stockholder wishing to participate in the 2023 Annual Meeting by means of remote communication can do so, provided such stockholder registers for the 2023 Annual Meeting in advance. If you were a record holder of shares of Common Stock as of the close of business on the Record Date, you must register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (5:00 p.m. Eastern Daylight Time) on October 12, 2023 to attend and vote at the 2023 Annual Meeting. Broadridge will then e-mail you the login information and instructions for attending and voting at the 2023 Annual Meeting. If you were a beneficial owner of shares of Common Stock as of the close of business on the Record Date, i.e., your shares were held for you by a broker, bank or other institution as of the close of business on the Record Date, please consult with your broker, bank or other institution on how to attend and vote at the 2023 Annual Meeting.

Shares of Common Stock represented by properly executed BLUE Proxy Cards will be voted at the 2023 Annual Meeting as marked and, in the absence of specific instructions, “FOR” Ocean Capital’s Nominee named in Proposal 1, “FOR” Proposal 2, “FOR” Proposal 3, “FOR” Proposal 4 and “FOR” Proposal 5.

How should I vote on the Proposals?

We recommend that you vote your shares on the BLUE Proxy Card as follows:

“FOR” of Ocean Capital’s Nominee standing for election to the Board named in this Proxy Statement (Proposal 1);

“FOR” the proposal to repeal any bylaw provisions and amendments adopted by the Board without stockholder approval subsequent to September 23, 2021 (Proposal 2);

“FOR” the proposal to amend the Bylaws to lower the quorum threshold for stockholder meetings from one-half to one-third of all outstanding shares entitled to vote and to add a supermajority voting standard for all future amendments (Proposal 3);

“FOR” the proposal to amend the Bylaws to clarify that the power to adjourn stockholder meetings belongs exclusively to the stockholders and to add a supermajority voting standard for all future amendments (Proposal 4); and

“FOR” the proposal to terminate the Advisory Agreements and all other advisory and management agreements between the Fund and UBS and between the Fund and PAM within sixty (60) days (Proposal 5).

Can I change my vote or revoke my proxy?

If you are the stockholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the 2023 Annual Meeting. Proxies may be revoked by any of the following actions:

•        signing, dating and returning the enclosed BLUE Proxy Card (the latest dated proxy is the only one that counts);

•        submitting a proxy with new voting instructions using the internet or telephone voting system as indicated on the BLUE Proxy Card or the Fund’s proxy card;

•        delivering a written revocation or a later dated proxy for the 2023 Annual Meeting to Ocean Capital LLC, c/o Morrow Sodali LLC, 509 Madison Avenue, Suite 1206, New York, NY 10022, or to the secretary of the Fund; or

•        attending the 2023 Annual Meeting and voting virtually (although attendance at the 2023 Annual Meeting will not, by itself, revoke a proxy).

If your shares are held in a brokerage account by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee. If you attend the 2023 Annual Meeting and you beneficially own shares but are not the record owner, your mere attendance at the 2023 Annual Meeting WILL NOT be sufficient to revoke your prior given proxy card. You must have written authority from the record owner (e.g., by obtaining a legal proxy) to vote your shares held in its name at the 2023 Annual Meeting. Contact Morrow Sodali toll free at (800) 662-5200 or collect at (203) 658-9400 for assistance or if you have any questions.

IF YOU HAVE ALREADY VOTED USING THE FUND’S PROXY CARD, WE URGE YOU TO REVOKE IT BY FOLLOWING THE INSTRUCTIONS ABOVE. Although a revocation is effective if delivered to the Fund, we request that either the original or a copy of any revocation be mailed to Ocean Capital LLC, c/o Morrow Sodali LLC, 509 Madison Avenue, Suite 1206, New York, NY 10022, so that we will be aware of all revocations.

What is Householding of Proxy Materials?

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. Some banks and brokers with account holders who are stockholders of the Fund may be householding our proxy materials. A single copy of this Proxy Statement (and of the Fund’s proxy statement and annual report) will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker and direct your request to the Fund by writing to the Fund’s Secretary at Puerto Rico Residents Tax-Free Fund VI, Inc., 209 Muñoz Rivera Avenue, Suite 1031, San Juan, Puerto Rico 00918. Stockholders who currently receive multiple copies of this Proxy Statement at their address and would like to request householding of their communications should contact their bank or broker.

What is the Coalition of Concerned UBS Closed-End Bond Fund Investors?

On July 22, 2021, Ocean Capital launched a public website for “The Coalition of Concerned UBS Closed-End Bond Fund Investors.” The Coalition of Concerned UBS Closed-End Bond Fund Investors is not intended to describe a discernible group of investors, but instead is used to describe a like-mindedness of various stockholders who might understand and think similarly about the Fund and its affiliated funds with respect to which Ocean Capital has made nominations for director elections. Ocean Capital, its managing member, Mr. Hawk, and its nominees have never entered, and have no intention to enter, into any agreement, whether oral or written, express or implied, to act together with any other person who could be described as a “Concerned UBS Closed-End Bond Fund Investor” for the purpose of acquiring, holding, voting or disposing of securities of any of the funds.

What happened at the 2021 Annual Meeting?

The 2021 Annual Meeting was originally convened on October 26, 2021 and was subsequently adjourned to November 30, 2021, January 13, 2022, February 17, 2022, March 17, 2022, May 5, 2022, June 9, 2022, August 2, 2022, September 22, 2022 and December 15, 2022. The 2021 Annual Meeting reconvened on December 15, 2022 and a stockholder vote occurred. According to the Shareholder Report, at the 2021 Annual Meeting, the Fund’s stockholders overwhelmingly favored Ocean Capital’s two 2021 Nominees over the Fund’s nominees.4 Since then, the Fund has refused to seat the 2021 Nominees and claimed that whether a quorum was present at the 2021 Annual Meeting and the validity of the vote at the 2021 Annual Meeting remain subject to legal challenge. On September 13, 2023, the Court entered a partial judgment confirming its dismissal with prejudice of the funds’ claims. Ocean Capital’s counterclaims against the Fund, PRRTFF I, and TFF I, and its motion for statutory injunction pursuant to Section 3655, to have its nominees who won election seated, remain pending. Despite the 2021 Nominees being duly elected by the Fund’s stockholders, the Fund’s candidates — Messrs. Nido and Pellot — have continued to serve on the Board for almost two years since the original scheduled date of the 2021 Annual Meeting and over nine months since the 2021 Annual Meeting was consummated.

What happened at the 2022 Annual Meeting?

The 2022 Annual Meeting was originally convened on October 24, 2022 and was subsequently adjourned to December 15, 2022, March 9, 2023, June 1, 2023, August 3, 2023 and now November 2, 2023 without transacting any other business and failing to answer questions submitted by stockholders.

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4        According to the Shareholder Report, Messrs. Izquierdo and Rosenthal received 7,241,701 and 7,207,522 votes, respectively, while the Fund’s two nominees to the Board only received 2,021,166 and 1,993,620 votes, respectively.

APPENDIX A

INFORMATION CONCERNING THE NOMINEE AND PARTICIPANTS

Ocean Capital has nominated a highly-qualified individual for election as directors at the 2023 Annual Meeting: Ian McCarthy.

This proxy solicitation is being made by Ocean Capital, Mr. Hawk and the Nominee. Ocean Capital, Mr. Hawk and the Nominee may each be deemed a “Participant” and, collectively, the “Participants.”

As of the date of this Proxy Statement, the Participants may be deemed to “beneficially own” (within the meaning of Rule 13d-3 or Rule 16a-1 under the Exchange Act for the purposes of this Appendix A), in the aggregate, 1,179,217 shares of Common Stock (including 100 shares of Common Stock held in record name by Ocean Capital)5 representing approximately 6.1% of the Fund’s outstanding shares of Common Stock. The percentages used herein are based upon 19,258,907 shares of Common Stock outstanding, which represents the number of outstanding shares of Common Stock as of the Record Date, according to the Fund’s proxy statement.

As of the date of this Proxy Statement, Ocean Capital may be deemed to beneficially own 1,144,408 shares of Common Stock. As of the date of this Proxy Statement, Mr. Hawk may be deemed to beneficially own 1,179,217 shares of Common Stock, consisting of 34,809 shares of Common Stock held in a joint account of Mr. Hawk and his spouse and 1,144,408 shares of Common Stock owned by Ocean Capital, which Mr. Hawk, as Managing Member of Ocean Capital, may be deemed to beneficially own, collectively representing approximately 6.1% of the Fund’s outstanding shares of Common Stock.

Except as set forth in this Proxy Statement, as of the date of this Proxy Statement, the Nominee does not beneficially own any shares of Common Stock and has not entered into any transactions in securities of the Fund during the past two years.

Except as set forth in this Proxy Statement, neither the Nominee nor any of his Immediate Family Members owns beneficially or of record any class of securities in (i) the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company (as defined in Item 22 of Schedule 14A); or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Fund’s investment adviser, principal underwriter, or Sponsoring Insurance Company. Our Nominee specifically disclaims beneficial ownership of the securities that he does not directly own. For information regarding purchases and sales of securities of the Fund during the past two (2) years by the Participants, see Exhibit A — Transactions in the Fund’s Securities During the Past Two Years (which is incorporated herein by reference).

Since the beginning of the Fund’s last two completed fiscal years, no officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund, or of a person directly or indirectly controlling, controlled by, or under common control thereby, serves, or has served, on the board of directors of a company of which the Nominee is an officer.

Neither the Nominee nor any of his Immediate Family Members (as such term is defined in the 1940 Act) has or has had any direct or indirect interest, the value of which exceeded or is to exceed $120,000, during the past five years, in (i) the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company; or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Fund’s investment adviser, principal underwriter, or Sponsoring Insurance Company. In addition, neither the Nominee nor any of his Immediate Family Members has, or has had since the beginning of the Fund’s last two completed fiscal years, or has currently proposed, any direct or indirect relationship, in which the amount involved exceeds $120,000, with any of the persons specified in paragraphs (b)(8)(i) through (b)(8)(viii) of Item 22 of Schedule 14A.

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5        Although we have moved shares into record form, we do not believe that record ownership is a requirement under the organizational documents of the Fund or under Puerto Rico law for making nominations or submitting business proposals. We did so only because of what we believe is an unlawful and entrenched position of Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc. and Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc. with respect to our nomination notices for the 2021 annual meetings of those two funds.

Ocean Capital believes that the Nominee presently is not, and if elected as a director of the Fund, would not be, an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act and that the Nominee would be independent within the meaning of Section 301 of the Sarbanes-Oxley Act of 2002. The Nominee is not a member of the Fund’s compensation, nominating and governance, dividend or audit committees that is not independent under any such committee’s applicable independence standards.

The Nominee will not receive any compensation from Ocean Capital for his services as a director of the Fund if elected. If elected, the Nominee will be entitled to such compensation from the Fund as is consistent with the Fund’s practices for services of directors who are not “interested persons” of the Fund.

Except as set forth in this Proxy Statement, our Nominee is not a party adverse to the Fund, or any of its subsidiaries, nor does our Nominee have a material interest adverse to the Fund, or any of its subsidiaries, in any material pending legal proceeding.

We do not expect that our Nominee will be unable to stand for election, but, in the event that the Nominee is unable to serve or, for good cause, will not serve, the shares represented by the enclosed BLUE Proxy Card will be voted for a substitute nominee, to the extent this is not prohibited under the Fund’s Bylaws and Certificate of Incorporation and applicable law. In addition, we reserve the right to nominate a substitute person(s) if the Fund makes or announces any changes to the Bylaws or takes any other action that has, or if consummated would have, the effect of disqualifying the Nominee, to the extent this is not prohibited under the Bylaws, Certificate of Incorporation and applicable law. In any such case, the shares represented by the enclosed BLUE Proxy Card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws, Certificate of Incorporation and applicable law, if the Fund increases the size of the Board above its existing size or increases the number of directors whose terms expire at the 2023 Annual Meeting. Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Ocean Capital that any attempt to increase the size of the current Board or to change the classifications of the Board would constitute an unlawful manipulation of the Fund’s corporate machinery.

The principal occupation of the Nominee is serving as Head of Originations of Fairview Asset Management, LLC. The principal occupation of Mr. Hawk is President and Chief Executive Officer of First Southern, LLC, a boutique financial services company that provides a broad spectrum of investment and brokerage services to individuals and institutional clients. The principal business of Ocean Capital is investing in various opportunities in the financial arena and transacting any lawful business in Puerto Rico financial arenas.

The principal business address of the Nominee is 1959 Loiza Street, Suite 401, San Juan, Puerto Rico 00911. The principal business address of each of Mr. Hawk and Ocean Capital is GAM Tower, 2 Tabonuco St., Suite 200, Guaynabo, Puerto Rico 00968.

Each of the individual Participants is a citizen of the United States of America. Mr. Hawk and the Nominee are residents of Puerto Rico.

The relevant information provided herein has been furnished to Ocean Capital by the Nominee.

Except as set forth in this Proxy Statement, (i) during the past ten (10) years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the 2023 Annual Meeting; (iii) no Participant owns any securities of the Fund which are owned of record but not beneficially; (iv) no Participant (other than Ocean Capital and Mr. Hawk, as disclosed elsewhere in this Proxy Statement) directly or indirectly beneficially owns any securities of the Fund; (v) no Participant has purchased or sold any securities of the Fund during the past two (2) years; (vi) no part of the purchase price or market value of the securities of the Fund owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vii) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (viii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Fund; (ix) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Fund; (x) no Participant or any of his or her associates nor any of his or her immediate family members (as defined in Instruction 1 to Item 404(a) of Regulation S-K) had any direct or indirect interest in any transaction, or series of similar transactions, since the beginning of the Fund’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Fund or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; and (xi) no Participant or any of his or her associates has any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates, nor with respect to any future transactions to which the Fund or any of its affiliates will or may be a party.

On October 6, 2021, Ocean Capital, Mr. Hawk and the 2021 Nominees entered into a Joint Filing and Solicitation Agreement pursuant to which, among other things, the parties agreed to (i) the joint filing of statements on Schedule 13D, and any amendments thereto, with respect to the securities of the Fund, (ii) solicit proxies in favor of the proposals submitted by Ocean Capital to the Fund’s stockholders for approval at the 2021 Annual Meeting, including the election of the 2021 Nominees to the Board as Class I directors, (iii) provide Mr. Hawk with notice of any purchase or sale of any securities of the Fund and (iv) grant Ocean Capital the right to pre-approve all expenses incurred in connection with the solicitation and pay all such pre-approved expenses. The 2021 Nominees were nominated by Ocean Capital for election as directors at the 2021 Annual Meeting, which was consummated on December 15, 2022.

Ocean Capital, the 2021 Nominees and the 2022 Nominees entered into an amended and restated Joint Filing and Solicitation Agreement on September 14, 2022, pursuant to which (i) the 2022 Nominees were added as parties, (ii) Ocean Capital, Mr. Hawk and the 2021 Nominees agreed to solicit proxies in favor of the election of the 2021 Nominees and Ocean Capital’s stockholder proposal at the 2021 Annual Meeting, (iii) Ocean Capital, Mr. Hawk and the 2022 Nominees agreed to solicit proxies in favor of the election of the 2022 Nominees and Ocean Capital’s stockholder proposals at the 2022 Annual Meeting and (iv) Ocean Capital, Mr. Hawk, the 2021 Nominees and the 2022 Nominees agreed to (y) provide Mr. Hawk with notice of any purchase or sale of any securities of the Fund and (z) grant Ocean Capital the right to pre-approve all expenses incurred in connection with the solicitation and pay all such pre-approved expenses.

Ocean Capital, the 2021 Nominees, the 2022 Nominees and the Nominee entered into a second amended and restated Joint Filing Solicitation Agreement on September 22, 2023, pursuant to which (i) the Nominee was added as a party, (ii) Ocean Capital, Mr. Hawk and the 2021 Nominees agreed to solicit proxies in favor of the election of the 2021 Nominees and Ocean Capital’s stockholder proposal at the 2021 Annual Meeting, (iii) Ocean Capital, Mr. Hawk and the 2022 Nominees agreed to solicit proxies in favor of the election of the 2022 Nominees and Ocean Capital’s stockholder proposals at the 2022 Annual Meeting, (iv) Ocean Capital, Mr. Hawk and the Nominee agreed to solicit proxies in favor of the election of the Nominee and Ocean Capital’s stockholder proposals at the 2023 Annual Meeting and (v) Ocean Capital, Mr. Hawk, the 2021 Nominees and the 2022 Nominees agreed to (y) provide Mr. Hawk with notice of any purchase or sale of any securities of the Fund and (z) grant Ocean Capital the right to pre-approve all expenses incurred in connection with the solicitation and pay all such pre-approved expenses. The 2022 Nominees and the Nominee are not expected to participate in the solicitation of proxies in connection with the 2021 Annual Meeting. The 2021 Nominees and the Nominee are not expected to participate in the solicitation of proxies in connection with the 2022 Annual Meeting. The 2021 Nominees and the 2022 Nominees are not expected to participate in the solicitation of proxies in connection with the 2023 Annual Meeting.

Except as set forth in this Proxy Statement, (i) there are no arrangements or understandings between Ocean Capital or its affiliates and the Nominee or any other person or persons pursuant to which the nomination is to be made by Ocean Capital at the 2023 Annual Meeting, other than the consent by the Nominee to be named in this Proxy Statement and to serve as a director of the Fund, if elected as such at the 2023 Annual Meeting, and (ii) the Nominee has not purchased or sold any securities of the Fund’s investment adviser or its parents, or subsidiaries of either, since the beginning of the most recently completed fiscal year.

Except as set forth in this Proxy Statement, neither the Nominee nor any of his Immediate Family Members (as defined in Item 22 of Schedule 14A) has held any positions, including as an officer, employee, director or general partner, during the past five years with (i) the Fund, (ii) an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter, or Sponsoring Insurance Company (as defined in Item 22 of Schedule 14A) as the Fund or having an investment adviser, principal underwriter or Sponsoring Insurance Company that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund, (iii) an investment adviser, principal underwriter, Sponsoring Insurance Company or affiliated person of the Fund or (iv) any person directly or indirectly controlling, controlled by or under common control with an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund.

Except as set forth in this Proxy Statement, neither the Nominee nor any of his Immediate Family Members owns any securities beneficially or of record in (i) an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund.

Except as set forth in this Proxy Statement, neither the Nominee nor any of his Immediate Family Members has any direct or indirect interest, the value of which exceeds $120,000, during the past five years in (i) an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund or (ii) a person (other than a registered investment company) directly or indirectly controlling, or controlled by or under common control with an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund.

Except as set forth in this Proxy Statement, neither the Nominee nor any of his Immediate Family Members has any material interest, direct or indirect, in any transaction, or series of similar transactions, since the beginning of the last two completed fiscal years of the Fund, or in any currently proposed transaction or series of similar transactions in which the amount involved exceeds $120,000 and to which any of the following persons was or is to be a party: (i) the Fund, (ii) an Officer (as defined in Item 22 of Schedule 14A) of the Fund, (iii) an investment company, or a person that would be an investment company but for exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter or Sponsoring Insurance Company as the Fund or having an investment adviser, principal underwriter or Sponsoring Insurance Company that directly or indirectly controls, is controlled by, or is under common control with an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund, (iv) an Officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser, principal underwriter or Sponsoring Insurance Company that directly or indirectly controls, is controlled by or is under common control with an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund, (v) an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund, (vi) an Officer of an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund, (vii) a person directly or indirectly controlling, controlled by or under common control with an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund or (viii) an Officer of a person directly or indirectly controlling, controlled by or under common control with an investment adviser, principal underwriter or Sponsoring Insurance Company of the Fund.

Except as set forth in this Proxy Statement, neither the Nominee nor any of his Immediate Family Members has any direct or indirect relationship, in which the amount involved exceeds $120,000, that exists, or has existed at any time since the beginning of the last two completed fiscal years of the Fund, or is currently proposed, with any of the persons specified in paragraphs (b)(8)(i) through (b)(8)(viii) of Item 22 of Schedule 14A.

Except as set forth in this Proxy Statement, no Officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund, nor an Officer of a person directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter, or Sponsoring Insurance Company of the Fund, serves, or has served since the beginning of the last two completed fiscal years of the Fund, on the board of directors of a company where the Nominee or any of his Immediate Family Members is, or was since the beginning of the last two completed fiscal years of the Fund, an Officer.

The following table sets forth the dollar range of equity securities beneficially owned by the Nominee as of the date of this Proxy Statement:

Name of Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Nominee in Family of Investment Companies
Ian McCarthy	none	none

Except as set forth in this Proxy Statement, (i) there are no material pending proceedings to which the Nominee or any of his associates or affiliated persons is a party adverse to the Fund or any of its affiliated persons or has a material interest adverse to the Fund or any of its affiliated persons and (ii) none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K occurred during the past ten (10) years.

On January 5, 2023, a group of nine funds (collectively, the “Plaintiff Funds”), consisting of the Fund, Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc., Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc., Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc., Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc., Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc., Puerto Rico Residents Tax-Free Fund, Inc. (“PRRTFF I”), Puerto Rico Residents Tax-Free Fund IV, Inc. and Tax Free Fund for Puerto Rico Residents, Inc. (“TFF I”), filed an amended complaint in the U.S. District Court for the District of Puerto Rico (the “Amended Complaint”) against Ocean Capital, Mr. Hawk and certain other named defendants (collectively, the “Defendants”). See Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc. et al. v. Ocean Capital LLC et al., No. 22-cv-01101 (D.P.R.). The Plaintiff Funds alleged that certain of Ocean Capital’s proxy disclosures related to campaigns against the Plaintiff Funds and certain other conduct by the Defendants in connection with these campaigns violated Sections 13(d), 14(a) and 20(a) of the Securities and Exchange Act of 1934.

On January 23, 2023, Ocean Capital answered the Amended Complaint and asserted counterclaims. That same day, Ocean Capital filed a motion for judgement on the pleadings, and additional defendants filed a motion to dismiss the Amended Complaint. On April 4, 2023, Ocean Capital filed an amended answer and counterclaims. It asserts three counterclaims against the Fund, PRRTFF I and TFF I pursuant to Article 7.15 of the Puerto Rico General Corporations Law (14 L.P.R.A. § 3655) (“Section 3655”), seeking a declaration that Ocean Capital’s nominees to these Plaintiff Funds’ boards of directors had been validly elected at certain 2021 and 2022 annual meetings. As it relates to the Fund, stockholders voted in favor of Ocean Capital’s nominees by a margin of approximately 7:2 at the 2021 Annual Meeting held on December 15, 2022, but the Fund has to date refused to seat the newly elected directors, citing the allegations of the Plaintiff Funds’ lawsuit as a basis. PRRTFF I and TFF I have likewise refused to seat Ocean Capital’s nominees to their respective boards despite stockholder votes to elect those individuals to their boards. In its counterclaims, Ocean Capital argued that these three Plaintiff Funds’ refusal to recognize the valid election of Ocean Capital’s nominees unlawfully disenfranchises the funds’ stockholders.

On April 14, 2023, Ocean Capital moved for a statutory injunction pursuant to Section 3655, seeking a court order directing that Ocean Capital’s nominees to the boards of the Fund, PRRTFF I and TFF I, all of whom were elected to their respective boards by overwhelming margins, should be seated as directors without further delay. On April 18, 2023, the Fund, PRRTFF I and TFF I moved to dismiss, or alternatively stay, Ocean Capital’s amended counterclaims, asserting that the counterclaims could not appropriately decided until the Plaintiff Funds’ claims had been resolved. These motions remain pending.

On August 10, 2023, the Magistrate Judge assigned to the case issued a Report and Recommendation (the “Report”) recommending dismissal of the securities claims asserted by the Plaintiff Funds against Ocean Capital and the other Defendants. The Report found that the Plaintiff Funds’ claims failed on multiple grounds, including that they fail to state a claim for violation of the securities laws and are moot. The Report also held that the disclosure requirements in the securities law provisions invoked by the Plaintiff Funds are “not intended to serve as a weapon for management to preserve control,” and noted the absence of dispute that Ocean Capital’s director nominees had received more votes than the incumbent directors at certain annual meetings of the funds. The Plaintiff Funds filed objections to the Report on August 24, 2023. By Opinion and Order dated September 8, 2023, the Court overruled the Plaintiff Funds’ objections and adopted the Report in full and accordingly dismissed the Plaintiff Funds’ claims. On September 13, 2023, the Court entered a partial judgment confirming its dismissal with prejudice of the Plaintiff Funds’ claims. Ocean Capital’s counterclaims against the Fund, PRRTFF I and TFF I, and its motion for statutory injunction pursuant to Section 3655, to have its nominees who won election seated, remain pending.

IMPORTANT

Tell the Board what you think! Your vote is important. No matter how many shares you own, please give Ocean Capital your proxy “FOR” the election of Ocean Capital’s Nominees and “FOR” Proposal 2, Proposal 3, Proposal 4 and Proposal 5 by voting your shares by telephone or Internet as described in the enclosed BLUE Proxy Card or by signing, dating and returning the enclosed BLUE Proxy Card in the postage-paid envelope provided.

If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute the BLUE Proxy Card. In addition, if you hold your shares in a brokerage or bank account, your broker or bank may allow you to provide your voting instructions by telephone or Internet. Please consult the materials you receive from your broker or bank prior to authorizing a proxy by telephone or Internet. Ocean Capital urges you to confirm in writing your instructions to Ocean Capital in care of Morrow Sodali at the address provided below so Ocean Capital will be aware of all instructions given and can attempt to ensure that such instructions are followed.

If you have any questions or require additional information concerning this Proxy Statement, please contact Morrow Sodali at the address and telephone numbers set forth below:

509 Madison Avenue Suite 1206
New York, NY 10022
Stockholders Call Toll Free: (800) 662-5200
Banks, Brokers, Trustees and Other Nominees Call Collect: (203) 658-9400
Email: ocean@investor.morrowsodali.com

EXHIBIT A

TRANSACTIONS IN THE FUND’S SECURITIES DURING THE PAST TWO YEARS

OCEAN CAPITAL LLC

None.

WILLIAM HEATH HAWK

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Sale of Common Stock+	(2,627.00)	10/20/2021
Purchase of Common Stock*+	2,627.00	10/20/2021

____________

*        Represents shares held in a joint account of Mr. Hawk and his spouse.

+        Represents a transfer of shares from the individual account owned by Mr. Hawk to the joint account owned by Mr. Hawk and his spouse.

IAN MCCARTHY

None.

No part of the purchase price or market value of any of the securities specified in the transactions listed in this Exhibit A was represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

EXHIBIT B

ARTICLE II, SECTION 8 OF THE BYLAWS
[MARKED TO SHOW CHANGES OF PROPOSAL 3]

8.      Quorum

At any meeting of stockholders more than ~~one-half~~one-third of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum. If less than said number of the outstanding shares are represented at a meeting, holders of a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be ~~presented~~present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Notwithstanding anything to the contrary in these By-Laws and unless otherwise expressly provided under applicable law or the Certificate of Incorporation, this Section 8 of Article II can only be amended by the affirmative vote of holders of 66 2/3% of the outstanding shares of the Corporation’s capital stock entitled to vote thereon.

B-1

EXHIBIT C

ARTICLE II, SECTION 8 OF THE BYLAWS
[MARKED TO SHOW CHANGES OF PROPOSAL 4]

8.      Quorum

At any meeting of stockholders more than one-half of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum. If less than said number of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be presented or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise required in the Certificate of Incorporation or applicable law, the power to adjourn any meeting of stockholders belongs exclusively to stockholders and no meeting of stockholders, whether or not a quorum is present, may be adjourned other than as expressly provided in this Section 8 of Article II. Notwithstanding anything to the contrary in these By-Laws and unless otherwise expressly provided under applicable law or the Certificate of Incorporation, this Section 8 of Article II can only be amended by the affirmative vote of holders of 66 2/3% of the outstanding shares of the Corporation’s capital stock entitled to vote thereon.

C-1

EXHIBIT D

ARTICLE II, SECTION 8 OF THE BYLAWS
[MARKED TO SHOW AGGREGATE CHANGES OF PROPOSAL 3 AND PROPOSAL 4]

8.      Quorum

At any meeting of stockholders more than ~~one-half~~one-third of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum. If less than said number of the outstanding shares are represented at a meeting, holders of a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be ~~presented~~ present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise required in the Certificate of Incorporation or applicable law, the power to adjourn any meeting of stockholders belongs exclusively to stockholders and no meeting of stockholders, whether or not a quorum is present, may be adjourned other than as expressly provided in this Section 8 of Article II. Notwithstanding anything to the contrary in these By-Laws and unless otherwise expressly provided under applicable law or the Certificate of Incorporation, this Section 8 of Article II can only be amended by the affirmative vote of holders of 66 2/3% of the outstanding shares of the Corporation’s capital stock entitled to vote thereon.

D-1

EXHIBIT E

AMENDED AND RESTATED INVESTMENT ADVISORY CONTRACT

Amended and restated Investment Advisory Contract (this “Contract”) made as of May __, 2021, between Puerto Rico Residents Tax-Free Fund VI. Inc. (the “Fund”), a Puerto Rico corporation and a management investment company currently registering under the Investment Company Act of 1940, as amended (the “1940 Act”), and UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (the “Adviser”), the Fund’s investment adviser, currently registering under the Investment Advisers Act of 1940. as amended (the “Advisers Act”).

WHEREAS, the Fund and the Adviser initially entered into the Investment Advisory Contract as of July 30, 1999, when the Fund was registered under the Puerto Rico Investment Companies Act and subject to the rules and regulations thereunder;

WHEREAS, the Fund is registered under the 1940 Act as a closed-end management investment company and the Adviser is registered under the Advisers Act;

WHEREAS, the Fund desires to retain the Adviser as investment adviser to furnish investment advisory services to the Fund; and

WHEREAS, the Adviser has full capacity and is willing to provide investment advisory services to the Fund on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows.

1.      Appointment. The Fund hereby appoints the Adviser as investment adviser of the Fund for the period and on the terms set forth in this Contract. The Adviser accepts such appointment and agrees to render the services set forth herein for the compensation provided herein.

2.      Duties as Investment Adviser.

(a)     Subject to the supervision of the Fund’s Board of Directors (the “Board”), the Adviser will provide a complete and continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents of the Fund; provided, that, all portfolio management decisions shall be determined jointly with Popular Asset Management LLC (“Popular”) as co-investment advisers.

(b)    The Adviser agrees that in placing orders with brokers and dealers, it will attempt to obtain the best net price and most favorable execution, provided that, subject to the provisions of the 1940 Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and to the extent permitted by the Securities and Exchange Commission, (the “SEC”), the Adviser may purchase and sell portfolio securities to and from brokers who provide the Adviser with research analysis, statistical or pricing advice, or similar services. The Adviser will consider the full range and quality of a broker’s or dealer’s services. Factors considered by the Adviser in selecting brokers and dealers may include the following: price, the broker’s or dealer’s facilities, the broker’s or dealer’s reliability and Financial responsibility, the ability of the broker or dealer to effect securities transactions, particularly with regard to such aspects as timing, order size and execution of orders, and the research and other services provided by that broker or dealer to the Adviser, notwithstanding that the Fund may not be the direct or exclusive beneficiary of those services. The Adviser will not be obligated to seek in advance competitive bidding or the most favorable commission rate applicable to any particular transaction for the Fund or to select any broker or dealer on the basis of its “posted” commission rate. The Adviser may cause the Fund to pay a commission for effecting a transaction for the Fund in excess of the amount another broker or dealer would have charged for effecting the transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and/or research services provided by the broker or dealer to the Adviser. Research services furnished by the brokers or dealers through which the Fund effects securities transactions may be used by the Adviser in advising its other clients (including persons affiliated with the Adviser), and conversely, such research services furnished to the Adviser in connection with other clients may be used in advising the Fund. In no instance will portfolio securities or other investments be purchased from or sold to the Adviser, Popular, or any affiliated person of either of them, as defined in the 1940 Act, or with any party with whom the Adviser has entered into an agreement pursuant to Section 4 of this Contract or affiliated person thereof. except in accordance with procedures adopted by the Board. Whenever the Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Adviser, such orders will be allocated as to price and amount among all books and such accounts in a manner believed to be equitable to each account and in accordance with any procedures adopted by the Board. The Adviser will seek to allocate the opportunity to purchase or sell a security or other investment among advisory clients in accordance with the Adviser’s trade allocation policies and procedures so that accounts with like investment strategies are treated fairly and equitably over time.

(c)     In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any such records upon the Fund’s request. Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

(d)    The Adviser will provide Popular with any assistance with regard to the valuation of the Fund’s portfolio investments as is reasonably requested by Popular.

3.      Further Duties. In all matters relating to the performance of this Contract, the Adviser will act in conformity with the Fund’s Certificate of Incorporation (the “Certificate”), as the Certificate may be amended from time to time, By-Laws, Code of Ethics, policies and procedures adopted by the Board, the then current prospectus, the 1940 Act and the rules and regulations thereunder, the Exchange Act and the rules and regulations thereunder, and any other applicable laws and regulations of the United States and Puerto Rico.

4.      Retention by the Adviser of a Sub-Investment Adviser. The Adviser, jointly with Popular, may from time to time to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of the Adviser. to perform investment advisory services with respect to the Fund; provided, however, that (i) the Adviser may not delegate to such other party the authority to make investment decisions on behalf of the Fund and, with Popular, shall have joint and several responsibility for the activities of such other party with respect to the Fund; and (ii) the compensation of such person or persons shall be paid by the Adviser and/or Popular, as agreed by the Adviser and Popular. The Adviser and/or Popular may terminate any or all sub-advisers in its sole discretion at any time to the extent permitted by applicable law. The Adviser will disclose fully to the Board in advance the terms of any agreement entered into pursuant to this Section including, but not limited to, the compensation to be paid, and will notify the Board in advance of any change in the terms of such agreement.

5.      Services Not Exclusive. The services furnished by the Adviser hereunder are not to be deemed exclusive and the Adviser shall be free to furnish smiler services to others so long as its services under this Contract are not materially impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer, or employee of the Adviser, who may also be a director, officer, or employee of the Fund, to engage in any other business or to devote his or her time and attention in pan to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

6.      Expenses.

(a)     During the term of this Contract, the Fund will bear all expenses incurred in the Fund’s operations and the offering of the Fund’s shares or any debt securities, except for such expenses specifically assumed by the Adviser or Popular.

(b)    Expenses borne by the Fund will include but are not be limited to the following (which shall be in addition to the fees payable to and expenses incurred on behalf of the Fund by the Adviser under this Contract or by Popular under the Fund’s Investment Advisory Contract with Popular) (1) the costs (including brokerage commissions, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith, (2) organizational expenses, including legal expenses, of the Fund; (3) filing fees and expenses relating to the registration of the Fund under the 1940 Act (4) fees and salaries payable to directors who are independent of the Adviser, Popular and any party retained pursuant to Section 5 hereof or their affiliates, (5) all expenses incurred in connection with such directors’ services, including travel expenses, (6) taxes (including any income or franchise taxes) and governmental fees (including transfer taxes), (7) costs of any liability, uncollectible items of deposit and insurance or fidelity bonds, (8) any costs, expenses or losses arising out of a liability or claim for damages or other relief asserted against the Fund for violation of any law, (9) Fund legal fees and disbursements, including legal fees of special counsel for the independent directors, if one is retained, (10) accounting and auditing expenses (other than those incurred in providing comfort to the underwriter in connection with the initial public offering of the Fund’s shares or an offering of debt securities), (11) fees and disbursements of custodians and securities depositories, administrator, transfer agent, dividend disbursing agent and registrar, and other agents, (12) expenses of printing and distributing reports to shareholders, (13) any extraordinary expenses, including reasonable fees and disbursements of litigation counsel and indemnification expenses incurred by the Fund, (14) fees, voluntary assessments and other expenses incurred in connection with membership in investment company or trade organizations, (15) costs of mailing and tabulating proxies and costs of meetings or shareholders, the Board and any committees thereof, (16) the cost of investment company literature and other publications provided to directors and officers, (17) costs of mailing, stationary and communications equipment, (18) interest charged on borrowings; and (19) the cost of preparing, printing and mailing certificates, if any, representing the Fund’s shares or debt securities.

(c)     The Fund may pay directly any expense incurred by it in its normal operations and, if any such payment is consented to by the Adviser and acknowledged as otherwise payable by the Adviser pursuant to this Contract, the Fund may reduce the fee payable to the Adviser pursuant to Section 7 hereof by such amount. To the extent that such deductions exceeds the fee payable to the Adviser on any monthly payment date, such excess shall be carried forward and deducted in the same manner from the fee payable on succeeding monthly payment dates.

(d)    The Adviser agrees to pay all of its own expenses incurred in connection with this Contract, including any compensation for services provided to the Fund by the directors, officers, or employees of the Fund who are affiliated with the Adviser or its affiliates or any person hired pursuant to Section 4 hereof.

(e)     The payment or assumption by the Adviser of any expense of the Fund that the Adviser is not required by this Contract to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expense of the Fund on any subsequent occasion.

7.      Compensation.

(a)     For the services provided and the expenses assumed pursuant to this Contract, the Fund will pay to the Adviser a fee, computed weekly and payable monthly, at an annual rate set forth on Appendix A hereto, as such appendix may be amended from time to time.

(b)    The fee shall be accrued weekly and payable monthly to the Adviser on or before the last business day of the next succeeding calendar month.

(c)     If this Contract becomes effective or terminates before the end of any month, the fees for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

8.      Confidentiality. The Adviser will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, any of the fund’s prior, current or potential shareholders or noteholders, and will not use such records, and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

9.      Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Contract, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under this Contract. The Adviser may rely on any notice or communication (written or oral) by an authorized person of the Fund reasonably believed by it to be genuine. These limitations shall not relieve the Adviser from any responsibility, obligation, or duty that the Adviser may have under state statutes, the laws of Puerto Rico, or any federal securities law which is not waivable. Any person, even though also an officer, partner, employee, or agent of the Adviser, who may be or become a director, officer, employer, or agent of the Fund shall be deemed, when rendering services to the Fund or acting with respect to any business of the Fund, to be rendering such service to or acting solely for the Fund and not as a director employee, or agent or one under the control or direction of the Adviser even though paid by it. Nothing herein shall be deemed a waiver of any rights which the Fund may have pursuant to applicable securities laws or regulations.

10.    Duration and Termination.

(a)     This Contract shall become effective upon the date first above written, provided that this Contract shall not take effect unless it has first been approved by a majority of the directors of the Fund, including a majority of the independent directors in accordance with the requirements of the 1940 Act and the rules and regulations thereunder.

(b)    Unless sooner terminated as provided herein, this Contract shall continue in effect for one year from its effective date. Thereafter if not terminated, this Contract shall continue for successive annual periods, provided that such continuance is specifically approved at least annually (a) by vote of a majority of those members of the Board who are not interested persons of any party to this Contract, cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for the purpose of voting on such approval, and (b) by the Board or by vote of a majority of the outstanding voting securities of the Fund.

(c)    Notwithstanding the foregoing, this Contract may be terminated at any time, without the payment of penalty, by unanimous vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Adviser or by the Adviser at any time, without the payment of any penalty, on 60 days’ written notice to the Fund.

(d)    This Contract will automatically terminate in the event of its assignment. As used in this Contract, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” shall have the same meanings as such terms in the 1940 Act.

11.    Amendment of This Contract. No provision of this Contract may be changed, waived, discharged or terminated orally except by an instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Contract shall be subject to the 1940 Act.

12.    Governing Law. This Contract shall be construed in accordance with the laws of the Commonwealth of Puerto Rico and in accordance with the applicable provisions of the 1940 Act.

13.    Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.

PUERTO RICO RESIDENTS TAX-FREE FUND VI, INC.		UBS TRUST COMPANY OF PUERTO RICO
By:	/s/ Javier Rubio	By:	/s/ Leslie Highley, Jr.
Name:	Javier Rubio	Name:	Leslie Highley, Jr.
Title:	Co-President	Title:	Managing Director
UBS TRUST COMPANY OF PUERTO RICO
By:	/s/ William Rivera
Name:	William Rivera
Title:	Authorized Signature

Appendix A

The Fund will pay to the Adviser, as investment adviser, an annual fee of 0.375% of the Funds average weekly gross assets. For purposes of calculating the advisory fee hereunder, average net assets shall include the liquidation value of all outstanding debt securities of the Fund.

EXHIBIT F

INVESTMENT ADVISORY CONTRACT

Investment Advisory Contract (this “contract”) made as of May __, 2021, between Puerto Rico Residents Tax-Free Fund VI, Inc. (the “Fund”), a Puerto Rico corporation and a management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and Popular Asset Management LLC (the “Adviser”), the Fund’s investment adviser, registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

WHEREAS, the Fund is registered under the 1940 Act as a closed-end management investment company and the Adviser is registered under the Advisers Act;

WHEREAS, the Fund desires to retain the Adviser as investment adviser to furnish investment advisory services to the Fund; and

WHEREAS, the Adviser has full capacity and is willing to provide investment advisory services to the Fund on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows.

1.      Appointment. The Fund hereby appoints the Adviser as investment adviser of the Fund for the period and on the terms set forth in this Contract. The Adviser accepts such appointment and agrees to render the services set forth herein for the compensation provided herein.

2.      Duties as Investment Adviser.

(a)     Subject to the supervision of the Fund’s Board of Directors (the “Board”), the Adviser will provide a complete and continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents of the Fund; provided, that, all portfolio management decisions shall be determined jointly with UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (“UBS”) as co-investment advisers.

(b)    The Adviser agrees that in placing orders with brokers and dealers, it will attempt to obtain the best net price and most favorable execution, provided that, subject to the provisions of the 1940 Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and to the extent permitted by the Securities and Exchange Commission, (the “SEC”), the Adviser may purchase and sell portfolio securities to and from brokers who provide the Adviser with research analysis, statistical or pricing advice, or similar services. The Adviser will consider the full range and quality of a broker’s or dealer’s services. Factors considered by the Adviser in selecting brokers and dealers may include the following: price, the broker’s or dealer’s facilities, the broker’s or dealer’s reliability and financial responsibility, the ability of the broker or dealer to effect securities transactions, particularly with regard to such aspects as timing, order size and execution of orders, and the research and other services provided by that broker or dealer to the Adviser, notwithstanding that the Fund may not be the direct or exclusive beneficiary of those services. The Adviser will not be obligated to seek in advance competitive bidding or the most favorable commission rate applicable to any particular transaction for the Fund or to select any broker or dealer on the basis of its “posted” commission rate. The Adviser may cause the Fund to pay a commission for effecting a transaction for the Fund in excess of the amount another broker or dealer would have charged for effecting the transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and/or research services provided by the broker or dealer to the Adviser. Research services furnished by the brokers or dealers through which the Fund effects securities transactions may be used by the Adviser in advising its other clients (including persons affiliated with the Adviser), and conversely, such research services furnished to the Adviser in connection with other clients may be used in advising the Fund. In no instance will portfolio securities or other investments be purchased from or sold to the Adviser, UBS, or any affiliated person of either of them, as defined in the 1940 Act, or with any party with whom the Adviser has entered into an agreement pursuant to Section 4 of this Contract or affiliated person thereof, except in accordance with procedures adopted by the Board. Whenever the Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Adviser, such orders will be allocated as to price and amount among all books and such accounts in a manner believed to be equitable to each account and in accordance with any procedures adopted by the Board. The Adviser will seek to allocate the opportunity to purchase or sell a security or other investment among advisory clients in accordance with the Adviser’s trade allocation policies and procedures so that accounts with like investment strategies are treated fairly and equitably over time.

(c)     In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any such records upon the Fund’s request. Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

3.      Further Duties. In all matters relating to the performance of this Contract, the Adviser will act in conformity with the Fund’s Certificate of Incorporation (the “Certificate’’), as the Certificate may be amended from time to time, By-Laws, Code of Ethics, policies and procedures adopted by the Board, the then current prospectus, the 1940 Act and the rules and regulations thereunder, the Exchange Act and the rules and regulations thereunder, and any other applicable laws and regulations of the United States and Puerto Rico.

4.      Retention by the Adviser of a Sub-Investment Adviser. The Adviser, jointly with UBS, may from time to time to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of the Adviser, to perform investment advisory services with respect to the Fund; provided, however, that (i) the Adviser may not delegate to such other party the authority to make investment decisions on behalf of the Fund and, with UBS, shall have joint and several responsibility for the activities of such other party with respect to the Fund; and (ii) the compensation of such person or persons shall be paid by the Adviser and/or UBS, as agreed by the Adviser and UBS. The Adviser and/or UBS may terminate any or all sub-advisers in its sole discretion at any time to the extent permitted by applicable law. The Adviser will disclose fully to the Board in advance the terms of any agreement entered into pursuant to this Section including, but not limited to, the compensation to be paid, and will notify the Board in advance of any change in the terms of such agreement.

5.      Services Not Exclusive. The services furnished by the Adviser hereunder are not to be deemed exclusive and the Adviser shall be free to furnish similar services to others so long as its services under this Contract are not materially impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer, or employee of the Adviser, who may also be a director, officer, or employee of the Fund, to engage in any other business or to devote his or her time and attention in pan to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

6.      Expenses.

(a)     During the term of this Contract, the Fund will bear all expenses incurred in the Fund’s operations and the offering of the Fund’s shares or any debt securities, except for such expenses specifically assumed by the Adviser or UBS.

(b)    Expenses borne by the Fund will include but are not be limited to the following (which shall be in addition to the fees payable to and expenses incurred on behalf of the Fund by the Adviser under this Contract or by UBS under the Fund’s Investment Advisory Contract with UBS) (1) the costs (including brokerage commissions, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith, (2) organizational expenses, including legal expenses, of the Fund; (3) filing fees and expenses relating to the registration of the Fund under the 1940 Act, (4) fees and salaries payable to directors who are independent of the Adviser, UBS and any party retained pursuant to Section 4 hereof or their affiliates, (5) all expenses incurred in connection with such directors’ services, including travel expenses, (6) taxes (including any income or franchise taxes) and governmental fees (including transfer taxes), (7) costs of any liability, uncollectible items of deposit and insurance or fidelity bonds, (8) any costs, expenses or losses arising out of a liability or claim for damages or other relief asserted against the Fund for violation of any law, (9) Fund legal fees and disbursements, including legal fees of special counsel for the independent directors, if one is retained, (10) accounting and auditing expenses (other than those incurred in providing comfort to the underwriter in connection with the initial public offering of the Fund’s shares or an offering of debt securities), (11) fees and disbursements of custodians and securities depositories, administrator, transfer agent, dividend disbursing agent and registrar, and other agents, (12) expenses of printing and distributing reports to shareholders, (13) any extraordinary expenses, including reasonable fees and disbursements of litigation counsel and indemnification expenses incurred by the Fund, (14) fees, voluntary assessments and other expenses incurred in connection with membership in investment company or trade organizations, (15) costs of mailing and tabulating proxies and costs of meetings of shareholders, the Board and any committees thereof, (16) the cost of investment company literature and other publications provided to directors and officers, (17) costs of mailing, stationary and communications equipment, (18) interest charged on borrowings; and (19) the cost of preparing, printing and mailing certificates, if any, representing the Fund’s shares or debt securities.

(c)     The Fund may pay directly any expense incurred by it in its normal operations and, if any such payment is consented to by the Adviser and acknowledged as otherwise payable by the Adviser pursuant to this Contract, the Fund may reduce the fee payable to the Adviser pursuant to Section 7 hereof by such amount. To the extent that such deductions exceeds the fee payable to the Adviser on any monthly payment date, such excess shall be carried forward and deducted in the same manner from the fee payable on succeeding monthly payment dates.

(d)    The Adviser agrees to pay all of its own expenses incurred in connection with this Contract, including any compensation for services provided to the Fund by the directors, officers, or employees of the Fund who are affiliated with the Adviser or its affiliates or any person hired pursuant to Section 4 hereof.

(e)     The payment or assumption by the Adviser of any expense of the Fund that the Adviser is not required by this Contract to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expense of the Fund on any subsequent occasion.

7.      Compensation.

(a)     For the services provided and the expenses assumed pursuant to this Contract, the Fund will pay to the Adviser a fee, computed weekly and payable monthly, at an annual rate set forth on Appendix A hereto, as such appendix may be amended from time to time.

(b)    The fee shall be accrued weekly and payable monthly to the Adviser on or before the last business day of the next succeeding calendar month.

(c)     If this Contract becomes effective or terminates before the end of any month, the fees for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

8.      Confidentiality. The Adviser will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund, any of the Fund’s prior, current or potential shareholders or noteholders, and will not use such records, and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld and may not be withheld where Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund.

9.      Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its shareholders in connection with the matters to which this Contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties under this Contract. Any person even though also an officer, partner, employee, or agent of the Adviser, who may be or become an officer, director, employee or agent of the Fund shall be deemed, when tendering services to the Fund or acting with respect to any business of the Fund, to be rendering such service in or acting solely for the Fund and not as an officer, director, employee or agent or one under the control or direction of the Adviser even though paid by it. Nothing herein shall be deemed a waiver of any rights which the Fund may have pursuant to applicable securities laws or regulations.

10.    Duration and Termination.

(a)     This Contract shall become effective upon the date first above written, provided that this Contract shall not take effect unless it has first been approved by a majority of the directors of the Fund, including a majority of the independent directors in accordance with the requirements of the 1940 Act and the rules and regulations thereunder.

(b)    Unless sooner terminated as provided herein. this Contract shall continue in effect for one year from its effective date. Thereafter if not terminated, this Contract shall continue for successive annual periods, provided that such continuance is specifically approved at least annually (a) by vote of a majority of those members of the Board who are not interested persons of any party to this Contract, cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for the purpose of voting on such approval, and (b) by the Board or by vote of a majority of the outstanding voting securities of the Fund.

(c)    Notwithstanding the foregoing, this Contract may be terminated at any time, without the payment of penalty, by unanimous vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Adviser or by the Adviser at any time, without the payment of any penalty, on 60 days’ written notice to the Fund.

(d)    This Contract will automatically terminate in the event of its assignment. As used in this Contract, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” shall have the same meanings as such terms in the 1940 Act.

11.    Amendment of This Contract. No provision of this Contract may be changed, waived, discharged or terminated orally except by an instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. Any amendment of this Contract shall be subject to the 1940 Act.

12.    Governing Law. This Contract shall be construed in accordance with the laws of the Commonwealth of Puerto Rico and in accordance with the applicable provisions of the 1940 Act.

13.    Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated as of the day and year first above written.

PUERTO RICO RESIDENTS TAX-FREE FUND VI, INC.		POPULAR ASSET MANAGEMENT LLC
By:	/s/ Leslie Highley, Jr	By:	/s/ Javier Rubio
Name:	Leslie Highley, Jr.	Name:	Javier Rubio
Title:	Co-President	Title:	Senior Vice President
PUERTO RICO RESIDENTS TAX-FREE FUND VI, INC.
By:	/s/ William Rivera
Name:	William Rivera
Title:	Authorized Signature

Appendix A

The Fund will pay to the Adviser, as investment adviser, an annual fee of 0.375% of the Funds average weekly gross assets. For purposes of calculating the advisory fee hereunder, average net assets shall include the liquidation value of all outstanding debt securities of the Fund.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION DATED SEPTEMBER 26, 2023 2023 ANNUAL MEETING OF SHAREHOLDERS OF PUERTO RICO RESIDENTS TAX-FREE FUND VI, INC. THIS CARD IS SOLICITED ON BEHALF OF OCEAN CAPITAL LLC. BLUE P R O X Y The 2023 annual meeting of stockholders (including any adjournments or postponements thereof and any meeting that may be called in lieu thereof, the “2023 Annual Meeting”) of Puerto Rico Residents Tax-Free Fund VI, Inc. (the “Fund”) is scheduled to be held virtually on October 16, 2023 at 11:00 A.M. Atlantic Standard Time (11:00 A.M. Eastern Standard Time). Ocean Capital LLC, a Puerto Rico limited liability company (“Ocean Capital”), and the other participants in its solicitation have nominated one director candidate for election to the Fund’s board of directors and have made other business proposals to be voted upon at the 2023 Annual Meeting. SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATIONS MADE HEREIN. IF NO SPECIFICATION IS MADE AS TO ANY INDIVIDUAL ITEM HEREIN, SHARES REPRESENTED BY THIS PROXY WILL BE VOTED “FOR” OCEAN CAPITAL’S NOMINEE AND “FOR” PROPOSALS 2, 3, 4 AND 5. THE UNDERSIGNED HOLDER OF COMMON STOCK OF THE FUND HEREBY APPOINTS WILLIAM HEATH HAWK AND MICHAEL VERRECHIA, AND EACH OR ANY OF THEM, PROXIES TO THE UNDERSIGNED WITH FULL POWER OF SUBSTITUTION AND RE-SUBSTITUTION AND TO ACT WITHOUT THE OTHER, TO VOTE ALL THE SHARES OF COMMON STOCK OF THE FUND THAT THE UNDERSIGNED MAY BE ENTITLED TO VOTE AT THE 2023 ANNUAL MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE 2023 ANNUAL MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN AND DATE THE BLUE PROXY CARD DELIVERED TO YOU AND RETURN IT PROMPTLY. RETURNING YOUR BLUE PROXY CARD WILL NOT PREVENT YOU FROM VOTING AT THE MEETING, BUT WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND. ARE UNABLE TO ATTEND. THIS CARD IS SOLICITED ON BEHALF OF OCEAN CAPITAL LLC. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be dated and signed on reverse side) SEE REVERSE SIDE TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED Important Notice Regarding the Availability of Proxy Materials: The Notice and Proxy Statement and Annual Report are available at: www.proxyvoting.com/OceanCapital

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION DATED SEPTEMBER 26, 2023 Please mark vote as indicated in this example 1. To elect Ocean Capital’s director nominee, Ian McCarthy (the “Nominee”), to serve as a Class III director on the Board, until his term expires at the Fund’s 2026 annual meeting of stockholders or until his successor is duly elected and qualified; FOR WITHHOLD Ocean Capital does not expect that the nominee will be unable to stand for election, but, in the event that the nominee is unable to serve or for good cause will not serve, the shares of common stock represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Fund’s bylaws (the “Bylaws”) or Certificate of Incorporation or applicable law. In addition, Ocean Capital reserves the right to nominate substitute person(s) depending on the size of the Board and number of candidates up for election to the Board at the 2023 Annual Meeting. In any such case, shares of common stock represented by this proxy card will be voted for such substitute nominee(s). 2. To repeal any provision of, or amendment to, the Bylaws adopted by the Board without the approval of the Fund’s stockholders subsequent to September 23, 2021. FOR AGAINST ABSTAIN 3. To amend Article II, Section 8 of the Bylaws to lower the quorum threshold for stockholder meetings from one-half to one-third of the outstanding shares entitled to vote and to add a supermajority voting standard for all future amendments of that section. FOR AGAINST ABSTAIN 4. To amend Article II, Section 8 of the Bylaws to clarify that the power to adjourn stockholder meetings belongs exclusively to the stockholders and to add a supermajority voting standard for all future amendments of that section. FOR AGAINST ABSTAIN 5. To terminate the UBS Investment Advisory Agreement and all other advisory and management agreements between the Fund and UBS Asset Managers of Puerto Rico and to terminate the PAM Investment Advisory Agreement and all other advisory and management agreements between the Fund and Popular Asset Management LLC within sixty (60) days. FOR AGAINST ABSTAIN Date (Signature) (Signature if held jointly) Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. PLEASE SIGN, DATE AND RETURN THIS BLUE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED TO AUTHORIZE YOUR PROXY BY TELEPHONE OR INTERNET QUICK EASY IMMEDIATE Your telephone or internet proxy authorizes the Proxies to vote your shares in the same manner as if you marked, signed and returned your BLUE proxy card. AUTHORIZE YOUR PROXY BY INTERNET: THE WEB ADDRESS IS www.proxyvoting.com/OceanCapital. You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form. AUTHORIZE YOUR PROXY BY PHONE: You will be asked to enter a CONTROL NUMBER, which is located in the lower right hand corner of this form. Call Toll Free 888-297-9580 There is NO CHARGE to you for this call OPTION A: You are encouraged to review each proposal and select a voting choice before you submit your proxy. Please press 0 in order to vote on each proposal separately. OPTION B: If you prefer not to select a voting choice with respect to each proposal you may press 1 to submit a proxy. If you select this option, your shares will be voted in accordance with the recommendations made by the Board of Directors. Internet and Telephone voting is available through 11:59 P.M. Eastern Time on the day before the Annual Meeting. CONTROL NUMBER for Telephone/Internet Proxy Authorization